       LEGG MASON
       INVESTORS TRUST, INC.
       -------------------------------------------------------------------------
       AMERICAN LEADING COMPANIES TRUST
       BALANCED TRUST
       U.S. SMALL-CAPITALIZATION VALUE TRUST
       FINANCIAL SERVICES FUND

                       ---------------------------------------------------------
                           SEMI-ANNUAL REPORT TO SHAREHOLDERS
                           September 30, 2002
                           Primary Class and Class A
                       ---------------------------------------------------------

                                         [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  We are pleased to provide you with Legg Mason Investors Trust's semi-annual report for the Primary Class of American Leading Companies Trust, Balanced Trust and U.S. Small-Capitalization Value Trust, and for the Primary Class and Class A of Financial Services Fund.

  The following table summarizes key statistics for the respective classes of each Fund, as of September 30, 2002:

                                                  Total Returns(A)
                                              ------------------------
                                              3 Months       9 Months
                                              --------       ---------
American Leading Companies Trust
  Primary Class                               -17.56%         -26.61%
S&P 500 Stock Composite Index(B)              -17.28%         -28.16%
Lipper Large-Cap Value Funds Index(C)         -18.65%         -26.06%

Balanced Trust Primary Class                   -8.71%         -15.67%
Lehman Intermediate Government/Credit
  Bond Index(D)                                +4.53%          +8.01%
Lipper Balanced Fund Index(E)                  -9.87%         -15.32%

U.S. Small-Capitalization Value Trust
  Primary Class                               -19.90%         -11.30%
Russell 2000 Index(F)                         -21.40%         -25.10%

Financial Services Fund
  Primary Class                               -11.74%          -3.61%
  Class A (including front-end sales charge)  -15.78%          -7.69%
  Class A (excluding front-end sales charge)  -11.58%          -3.11%
Lipper Financial Services Fund Index(G)       -14.98%         -15.73%

  On the following pages, the portfolio managers for each of the Funds discuss the investment outlook for the Funds. Long-term investment results for each of the Funds are shown in the Performance Information section of this report.

---------------

(A) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not predict future performance.

(B) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(C) An index comprised of the 30 largest funds in the Lipper universe of 380 large-cap value funds.

(D) An index based on all publicly issued intermediate government and corporate debt securities with an average maturity of 4 to 5 years.

(E) An index comprised of the 30 largest funds in the Lipper universe of 529 balanced funds.

(F) Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

(G) An index comprised of the 10 largest funds in the Lipper universe of 126 financial services funds.

  Many shareholders invest regularly in Fund shares on a dollar cost averaging basis through a program we call Future First. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or Legg Mason accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases during market downswings, when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your Legg Mason Financial Advisor will be happy to help you establish a Future First dollar cost averaging account should you wish to do so.

                                                  Sincerely,

                                                  /s/ MARK R. FETTING

                                                  Mark R. Fetting
                                                  President

October 21, 2002

Portfolio Managers' Comments

American Leading Companies Trust

Market Commentary

  As bear markets go, the latest one has been a real doozy. The nine previous post-World War II bear markets have seen the S&P 500 Index decline an average of about 30% over the course of about 13 months. The latest bear has been longer and deeper. To be specific, from its peak (1527.46) on March 24, 2000, to its recent low (776.76) on October 9, 2002, the S&P 500 declined 49.2% in 929 days, thus establishing a new post-WWII record for both severity and duration of decline. Was October 9, 2002, the final low? No one knows for sure, but a number of signs point to that conclusion.

  One important reason to believe that this bear may have run its course (or at the very least, gone into hibernation) is that stocks are now favorably priced versus competing alternatives. Consider the following table which contrasts the stock/bond valuation relationship that existed at the market's 2000 high with that of its recent low:

                                     MARCH 24, 2000       OCTOBER 9, 2002
                                     --------------       ---------------
BONDS
10-Year Treasury Bond Yields              6.20%                 3.56%
10-Year TIPS(A) Yields                    4.09%                 2.21%

STOCKS
S&P 500 Dividend Yield                    1.06%                 2.04%
S&P 500 Earnings Yield (E/P)              3.62%                 7.41%

PRICE/EARNINGS (P/E) RATIOS
10-Year Treasury Bonds                    16.1x                 28.1x
S&P 500 Index                             27.6x                 13.5x

  In March 2000, stocks were about twice as expensive as normal, selling at nearly 28x earnings versus their historic average of about 14x. In contrast, 10-year Treasury bonds, which historically have offered about a 2% return after inflation, were twice as attractive as usual, offering real yields of over 4%, as measured by the TIPS. That situation was unsustainable and something had to give. Once the Internet bubble burst, stocks fell precipitously and bond prices soared.

  By October 9, 2002, after a brutal bear market in stocks and a spirited bull market in bonds, the situation was vastly different and much more favorable for stocks. The price investors were willing to pay for a dollar of earnings (the P/E ratio) had been halved from 27.6x to 13.5x, while the price investors were willing to pay for a dollar of bond income (the inverse of the bond yield) had almost doubled from

---------------

(A) "TIPS" is an acronym for Treasury Inflation-Protected Securities, whose returns are guaranteed against erosion by inflation.

16.1x to 28.1x. From these valuation levels, we believe one can make a fairly compelling case for stocks over bonds.

  Another factor that may signal better times ahead is the recent extreme volatility of the market. Periods of extreme volatility have often occurred at or near market lows in the past. On October 11, 2002, the S&P 500 recorded a record fifteenth consecutive daily price change of more than 1%. During that stretch, the average daily price change was 2.4%, but the net price change from start to finish was only 1.2%. After the prior four longest volatility periods since WWII, the market was 14% higher (on average) six months later.

         LONGEST VOLATILITY PERIODS SINCE WWII
-------------------------------------------------------
LENGTH    DATE PERIOD                       % CHANGE
IN DAYS      ENDED       S&P 500 VALUE   6 MONTHS LATER
-------   ------------   -------------   --------------
  15       10/11/02         835.32              --
   9       10/21/74          73.50           +18.7%
   8       10/22/87         248.25           +14.3%
   8       7/20/50           17.61           +21.6%
   8       9/27/46           15.11            +1.9%
                                             -----
                               Average       +14.1%

---------------

Source: New York Times (10/15/02).

  The S&P 500 Index is already up 7.5% in the ten trading days since October 11, so the pattern seems to be holding again this time.

Investment Results

  Cumulative results for the American Leading Companies Trust for the three-month, nine-month, one-year, three-year and five-year periods ended September 30, 2002, are listed below, along with those of some comparative indices:

                                      THREE     NINE       ONE      THREE     FIVE
                                     MONTHS    MONTHS     YEAR      YEARS     YEARS
------------------------------------------------------------------------------------
American Leading Companies Trust
  Primary Class                      -17.56%   -26.61%   -18.65%   -22.82%    -8.71%

S&P 500 Stock Composite Index(B)     -17.28%   -28.16%   -20.49%   -33.90%    -7.88%
Lipper Large-Cap Core Funds
  Index(C)                           -15.73%   -26.15%   -18.54%   -30.85%    -7.95%
Lipper Large-Cap Value Funds
  Index(D)                           -18.65%   -26.06%   -19.61%   -25.28%    -8.54%
Dow Jones Industrial Average(E)      -17.45%   -23.15%   -12.52%   -22.82%    +3.88%

---------------

(B) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(C) An index comprised of the 30 largest funds in the Lipper universe of 959 large-cap core funds.

(D) An index comprised of the 30 largest funds in the Lipper universe of 380 large-cap value funds.

(E) A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.

  The difficult market environment of the second quarter carried over into the third quarter, which -- in terms of breadth and severity of decline -- was one of the worst on record. The Fund's results were very slightly behind the S&P 500 Stock Composite Index and Dow Industrials for the quarter, but remain competitive with market benchmarks and its large-cap core and value peers over longer time periods.

  For the quarter ended September 30, 2002, only two stocks in the Fund, Nextel Communications and Johnson & Johnson, posted positive returns. Nextel was the star, up 135% (from extremely depressed levels) on considerably better than expected earnings performance. Johnson & Johnson was up only 3.9%, but still bettered the S&P 500 Index by over 21%. Other stocks that held up better than average included: Bank One Corporation, UnitedHealth Group, Wellpoint Health Networks, Bristol-Myers Squibb, Eastman Kodak Company, Kimberly-Clark Corporation, Nokia and Bank of America. Weak performers included Koninklijke Philips Electronics, J.P. Morgan Chase, MGIC Investment Corporation, Honeywell International, Duke Energy, FleetBoston Financial, SBC Communications, Verizon Communications, May Department Stores and The Kroger Co.

  Portfolio turnover was up modestly in the third quarter to about 17% (annualized) from roughly 15% in the second quarter. Our largest new purchase was Tyco International, a controversial company whose new CEO, Edward Breen, we greatly admire. We believe Tyco owns very valuable assets which can be properly managed now that former CEO Dennis Koslowski has been kicked out. Other new purchases included a small position in Lucent Technologies (which so far looks like a mistake) and starter positions in two beaten-down pharmaceuticals, Pfizer Inc. and Wyeth. We also added meaningfully to our Liberty Media holding (discussed in our last letter), as well as to MGIC Investment Corporation, which got down to 6.6x earnings in the September sell-off. On the sell side, we liquidated our holdings in Starwood Hotels & Resorts, Mellon Financial, Motorola, Tellabs, Sun Microsystems and Ford Motor Company. We also cut our holdings meaningfully in Unisys Corporation, while trimming a number of other positions including Wal Mart Stores, Dell Computer, Kimberly-Clark and Lexmark International.

Outlook

  As indicated in our market commentary, we see a number of reasons to be optimistic about the equity market. After an extended period of market weakness, stocks are now attractively valued versus bonds and cash. In addition, market sentiment and market volatility have recently reached levels which have signaled important market lows in the past. On a shorter-term basis, there are a couple of calendar anomalies which bode well for the next six and twelve months. On a seasonal basis, November to May has historically been a better time to invest than May to November. Since 1950, the Dow Industrials are up an average of 8.2% from November 1st to April 30th, whereas the Dow has recorded almost no gain (+0.4%, on average) from May 1st to October 31st. Why? We have no idea, but at this point we'll take any edge we can get.

  The second calendar anomaly we have working for us in 2003 relates to the election cycle. The third year of the presidential election cycle is by far the strongest historically.

                   PRESIDENTIAL ELECTION CYCLE
-----------------------------------------------------------------
TIME PERIOD  POST-YEAR   SECOND YEAR   THIRD YEAR   ELECTION YEAR
-----------  ---------   -----------   ----------   -------------
 1929-1952      6.8%         2.6%          2.2%          1.2%
 1953-2001      3.0%         6.5%         18.3%          7.6%
 1973-2001      5.1%         3.6%         20.6%          9.3%
 1929-2001      4.2%         5.2%         12.9%          5.5%

---------------

Source: Barron's.

  Our final reason for being optimistic about the stock market may be counterintuitive but is well supported by the historical data. The trailing 5-year return of the S&P 500 Index has recently fallen into negative territory. That may sound bad, but it is really good in the sense that it augurs well for future returns. The important consideration for investors is not what has happened, but always what is likely to happen next. Negative trailing 5-year returns on the S&P 500 are relatively rare, having occurred only seven times (roughly 10% of the time) since 1926 on a calendar year-end basis. Without exception, following such periods, the subsequent 5-year return of the S&P has been decidedly positive, averaging about 15% compounded annually.

     S&P 500 COMPOUND ANNUAL RETURNS
------------------------------------------
  5 YEARS      TRAILING       SUBSEQUENT
ENDED 12/31  5-YEAR RETURN   5-YEAR RETURN
-----------  -------------   -------------
   1931           -5.1%          22.5%
   1932          -12.5%          14.3%
   1933          -11.2%          10.7%
   1934           -9.9%          10.9%
   1941           -7.5%          17.9%
   1974           -2.4%          14.8%
   1977           -0.2%          14.1%
                                 ----
                         Average 15.0%

  Ironically, at the times when investors can see nothing but losses in their rear view mirrors and are abandoning stocks in favor of less risky alternatives, they should instead be focused on the opportunities which lie ahead. We believe those investors who can summon the courage to buy stocks now will profit handsomely in a few years.

  As always, we appreciate your support and welcome your comments.

                                                  David E. Nelson, CFA

October 28, 2002

DJIA 8368.04

Balanced Trust

Equity Review

           "All things considered, I'd rather be in Philadelphia."

                                                  -- W. C. Fields, 1937

  Stock price performance during the third quarter was the most difficult thus far of this now 31-month-old bear market. Value investing in general did poorly with interest rates falling to 40-year lows as performance shifted to shares representing companies with long-duration growth characteristics. Late in the period, concern regarding the future direction of consumer spending emerged as retail sales during the back-to-school season slowed dramatically after what had been an encouraging start. Anxiety over the prospect of military action pushed the price of crude oil over the $30 per barrel mark later in the quarter as well. These factors combined to renew investor fears of a second contraction in the economy.

  Beyond these transitory issues, the market is struggling to cope with a mass migration away from equities as an asset class. Dr. Maury Harris at UBS Warburg cited surveys taken this year that demonstrate a major shift in investor sentiment at the most fundamental level. In January of this year, 68% of the investors who were polled responded that they felt accounting irregularities are symptomatic of much wider problems within corporate America. In a second investor survey, 52% responded that they felt most regulations are necessary versus 30% who felt they are unnecessary. This is a significant reversal from all previous surveys in which the attitude of investors has been that regulations are typically a hindrance, negatively impacting both economic and investment performance. There is both good news and bad in this situation. The good news is that structurally the economy is okay and will continue to improve. The bad news is that this situation invites politicization and increases the prospects for more legislation and regulation. The market rarely performs well with the prospect of changing rules. We have seen this with almost every change to the tax code, the introduction of Regulation FD and so on. The best possible outcome is for the investing public to be distracted by something else for the next two quarters, during which time no one in corporate America finds his or her way into the headlines. I know that's not the most scientific analysis of the market, but the fact is that the public's faith in the markets has been shaken and this will take time to repair.

  During the quarter the Fund suffered from a series of stunning declines in some of our core holdings. Declines were of a magnitude beyond that normally experienced in companies with such financial strength. Those that caused the most damage for the three-month period ended September 30, 2002, were McDonald's (-37.9%), SBC Communications (-33.5%), and Home Depot (-28.8%). We do own stocks that increased in price over the quarter, such as Pharmacia (+10.9%), SYSCO Corporation (+4.7%), and Johnson & Johnson (+3.9%), but the magnitude and number of those that appreciated were swamped by an order of magnitude during the period.

  We continue to execute our philosophy, which holds that the best businesses make the best investments and that what we are experiencing is every bit as irrationally pessimistic as the first quarter of 2000 was exuberant.

Fixed Income Review

           "If you would like to know the value of money, go and try to borrow some."

                                             -- Benjamin Franklin, 1757

  Whatever remnant of rationality that existed in the bond market at the beginning of the third quarter had literally been vaporized by the end of the quarter as the flight out of equities into Treasury bonds shifted into "hyperdrive." As a result, the overvaluation in the government bond market reached a new peak as the "buy me Treasuries at any price" investor reigned supreme. Accordingly, the past three months was one of the strongest quarters in recent history for high quality bonds, with the Lehman Intermediate Government/Credit Bond Index posting a return of 4.53%. I am pleased to report that over this same period the fixed income component of the Fund outperformed the Index, albeit moderately, posting a return of 4.75%.

  2002, so far, has proven to be one of the most challenging and treacherous periods for fixed income investors that I can recall in the last 25 years, as the bond market continued to be held hostage by the equity market. Plainly speaking, on almost any down day in the stock market you could expect a contrasting up day in the bond market and vice versa, with no regard whatsoever to fundamentals. Just when it seemed as if bonds were going to remain out of touch with reality forever, in the past several weeks, the U.S. fixed income market has significantly corrected its extraordinarily overvalued condition with yields on intermediate Treasuries increasing by approximately 60 basis points.(A) Not surprisingly, the majority of investors that were convinced that the Federal Reserve was going to ease next month are now convinced that the next move will be a tightening move. Thus, the manic-depressive nature that dominates investor sentiment today persists.

  What is particularly shocking about the 2002 bond market is the extreme discrepancy in sector returns. For example, since the beginning of this year, 10- to 30-year maturity U.S. Treasury bonds have posted a nominal return of over 16%, while BBB-rated corporate bonds of similar maturities have posted a negative return of 2.25%. It is important to keep in mind that BBB-rated corporate bonds are investment grade and are issued by many of the largest, well-thought-of companies in the U.S., including many of the largest industrial companies, food store chains and railroads. Unless we are about to fall off the abyss into a prolonged economic depression, this performance divergence cannot last much longer. I would classify myself as an optimistic realist and believe that sooner or later the market will realize that corporate bonds are attractive. Fortunately, during this period of

---------------
(A) 100 basis points = 1%.

devastation in the corporate sector, our selectivity has allowed us to continue to dodge the credit bombshells that have been lobbed at the market all year. In addition, our recent increased exposure to GNMA mortgage pass-through securities, which had lagged this year but have recently moved to a more favored status, has enhanced portfolio returns.

  In summary, while it is our view that it is likely that interest rates will rise unevenly over the next twelve months, which of course is negative for bonds, we do see significant opportunities in so-called spread assets, i.e., corporate bonds and mortgage-backed securities. In addition, we believe that the yield curve is unsustainably steep and believe that our barbell portfolio structure should prove to be additive to portfolio returns.

  We remain confident that our fixed income strategy is particularly well suited to make meaningful additions in relative investment performance in the future.

  Thank you for your continued confidence.

                                                  James B. Hagerty, CFA
                                                  Peter Sorrentino, CFA
                                                  Dale H. Rabiner, CFA

October 24, 2002
DJIA 8317.34

U.S. Small-Capitalization Value Trust

  For the six months ended September 30, 2002, the Fund fell -21.1%, compared to losses of -23.0% for the Russell 2000 Value Index,(A) -28.0% for the Russell 2000 Index,(B) and -28.4% for the S&P 500 Stock Composite Index.(C) Year to date, the Fund is down -11.3%, compared to losses for the Russell 2000 Value Index of -15.6%, the Russell 2000 Index of -25.1%, and the S&P 500 of -28.2%.

  While the second quarter began with investors anticipating an economic recovery, any optimism was quickly overwhelmed by the relentless reports of accounting malfeasance, punctuated by WorldCom's massive earnings restatement in June. Battered investor trust soon lead to negative market performance, with the damage accelerating through the period. The third quarter was extremely difficult for the U.S. stock market as no definitive catalyst emerged to change investors' negative perception of the equity environment. In fact, economic reports indicated that the recovery might be slowing in the third quarter. Consumer spending, the economy's most resilient segment over the last two years, looked less certain as consumer confidence surveys slipped lower during the past few months. Any positive events, such as the absence of negative surprises when CEOs verified earnings in August or the uneventful anniversary of the September 11 terrorist attacks, gave only a temporary boost to the market. Negative performance was widespread across market sectors, and small-caps fell about the same as large-caps over this period. For the year, small-caps have performed better than large-caps, with small-cap value stocks delivering the best returns in the U.S. equity market.

  Small-cap value stocks have performed relatively well this year for two reasons. First, investors recognize that small companies with low valuations are the least likely to have participated in questionable accounting practices. As small companies, they have simpler corporate and financial structures that are less susceptible to manipulation. Accountant collusion in any manipulation is unlikely due to the lower consulting fees paid by a smaller company. Also, during the tech bubble, growth companies felt enormous pressure to expand earnings rapidly to keep pace with the momentum market. We now know that some managements took inappropriate steps to meet the high expectations. Investors now recognize that value companies, completely neglected during this period, did not face this intense pressure and thus, were much less likely to improperly manipulate earnings. The second important factor helping small-cap value performance is that, historically, small-cap and small-cap value stocks have led the rally as the economy recovered.

  For the last six months and for the year to date, the strongest positive contribution to the Fund's absolute and relative performance compared to its benchmark came from our low weighting in technology. We significantly reduced tech holdings earlier in the year after the stocks' strong performance over the prior twelve months

---------------

(A) Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(B) Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

(C) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

left them less attractively priced. Since early 2002, tech stocks have been among the weakest performers as industry demand failed to rebound. The Fund also benefited from better than benchmark returns in various economically sensitive sectors that we had over-weighted, such as industrial manufacturing and retailing. These groups posted strong returns off very low valuations. We sold from the Fund any stocks that appreciated to an unattractive valuation. While we remain overweighted in these cyclical sectors, our discipline of retaining only the stocks with low valuations meant our returns were defensive within these groups; i.e., our holdings declined less than the average stock in each sector. Financial stocks have been a positive for absolute returns this quarter as they fell less than the rest of the portfolio. However, our financial positions fell more than similar stocks in the small-cap benchmarks and thus hurt relative performance. The biggest performance drag came from specialty finance companies, where earnings weakened because the slow economy led to rising delinquencies from borrowers.

  Because of strong returns in 2001 and early 2002, many consumer-related and economically sensitive stocks no longer offered appealing valuations. As a result, we had been consistent sellers late last year and early in 2002 of homebuilders, retailers, auto parts manufacturers, apparel firms, and industrial manufacturers, among others. With the market's sharp decline bringing down many economically sensitive stocks, we have taken the opportunity to buy back some of the recently sold stocks at much more attractive prices and valuations. In general, the Fund is less overweighted in these sectors than it was as the year began. We have also increased our holdings in the financial and utilities sectors as these groups are still attractively priced. Bank, savings & loan, and insurance company earnings were stable during the economic downturn, yet until recently these stocks lagged the small-cap value rally.

  Regardless of the dismal investing environment for the past two quarters, our investment approach remains unchanged. We continue to seek out attractively priced stocks with the fundamental strength to return to a normal valuation. Our experience teaches us that remaining dedicated to the value style we know best will lead to long-term portfolio success, whatever difficult times we face. Historically, we have seen that purchasing low valuation stocks provided defensive protection in down markets, as small-cap value stocks often declined less than other small-caps and the overall equity market. We have also observed that as the economic outlook brightened, small-cap value stocks led the stock rally due to their attractive price levels and economic sensitivity. We currently recognize a similar strong performance opportunity as our stocks are trading at low valuations both absolutely and relative to other U.S. stocks. In sum, we believe the Fund's defensive nature bodes well, if the environment remains difficult, while still offering strong potential in the eventual economic and market recovery.

                                                  Henry F. Otto
                                                  Steven M. Tonkovich

October 29, 2002
DJIA 8368.94

Financial Services Fund

  For the six months ended September 30, 2002, the Financial Services Fund Primary Class shares returned a negative 10.47%. While we are never pleased with a negative return, we are beating our benchmarks handsomely. For this same period, the Lipper Financial Services Fund Index(A) is down 19.51%, the S&P Financial Index(B) is down 23.21%, and the S&P 500 Stock Composite Index(C) is down 28.36%. For the year to date, Primary Class shares are down 3.61%, versus a negative 15.73% for the Lipper Financial Services Fund Index, a negative 20.56% for the S&P Financial Index, and a negative 28.16% for the S&P 500 Stock Composite Index.

  It has been a rough period for financial services stocks. For the six months ended June 30, the Fund was up 9.21%, versus a negative 0.88% for the Lipper Financial Services Fund Index and a negative 4.24% for the S&P Financial Index. This begs the question: What has changed since the end of June?

  The short answer: The economic recovery is too tepid to provide loan growth to offset margin pressure brought about by historically low interest rates. If you take this perceived weakness in the fundamentals and combine it with the need for investors to take some profits to offset serious losses in other areas, you can see why there was such a sell-off in financial stocks. As financial services fund managers, we are more concerned with the fundamentals than the technical aspects of the market, although technical moves can be just as painful. Earnings estimates are coming down for financial companies. Since we operate in a relative world, it is important to point out that earnings estimates are coming down for all companies in general. Somewhere between the second and third quarters of this year the economic recovery slowed. While it was never going to be the type of recovery that goes down in the record books, by now there should have been more obvious signs of strength in the capital expenditures. The market has lost sight of the fact that while estimates are coming down from a too hopeful outlook, they are still up year over year.

  Although financial stocks were hit pretty hard in the summer sell-off, they have recovered with the market in general. It is interesting to note that in the last two weeks of September and the first ten days of October, all the damage was done to our financial holdings, after being one of the safest havens over the past few years. We are very pleased with the third quarter earnings results of our mid-cap and smaller-cap financial stocks. None of the problems of the big-cap banks (J.P. Morgan and Citicorp) or the big-cap brokers (Merrill Lynch and Morgan Stanley) have apparently "been catching." We remain optimistic that our holdings will continue to show better earnings in the fourth quarter.

---------------

(A) An index comprised of the 10 largest funds in the Lipper universe of 126 financial services funds.

(B) A capitalization-weighted, price-only index representing 9 financial groups and 53 financial companies.

(C) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

  We continue to believe that the improved earnings, very reasonable price earnings multiples, and the likelihood of more merger activity will help produce very positive results for the Fund. It is very hard to get wildly bullish about the stock market in general, particularly as we are advertising a new war daily. If some sort of bottom can be reached for the stock market, we believe that our relative performance coming off this bottom will be outstanding. The recovery will likely be spotty but could offer some very interesting investment opportunities.

  During the six-month period we sold two life insurance companies, Lincoln National and Nationwide, and bought RLI Corp., a property and casualty insurance company. The life insurers are under pressure due to the weak stock market, while property and casualty companies are experiencing very strong pricing trends. We took advantage of the sell-off in financials and added to our positions of Southwest Bancorp, North Fork Bancorp, Cascade Bancorp and National Commerce. We established positions in Humboldt Bancorp, Cascade Financial, First Financial, and Prosperity Bankshares, all of which are community banks. In order to purchase these holdings we sold Comerica, Synovus, and Seacoast Banking. We had two takeovers: Bank of the Northwest was bought by Pacific Northwest, and Mississippi Valley Bancshares was purchased by Marshall & Ilsley.

  As always we appreciate your support.

                                                  Amy LaGuardia, CFA
                                                  Miles Seifert

October 24, 2002
DJIA 8317.34

Performance Information

Legg Mason Investors Trust, Inc.

Total Returns for One Year, Five Years and Life of Class, as of September 30,
2002

  Total return measures investment performance in terms of appreciation or depreciation in a fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. Performance would have been lower if fees had not been waived in various periods.

  Each Fund offers Primary Class and Institutional Class shares. The Institutional Class of Financial Services Fund is not currently active. American Leading Companies and Balanced Trust offer an additional class of shares:
Financial Intermediary Class. The Financial Intermediary Class of American Leading Companies is not currently active. Financial Services Fund also offers an additional class of shares: Class A. Information about the Institutional and Financial Intermediary Classes, offered only to certain institutional investors, is contained in a separate report to the shareholders of those classes.

  The table below does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  Past performance does not predict future performance.

  The Funds' total returns as of September 30, 2002, were as follows:

                                                                     Financial Services Fund
                             American                 U.S.      ---------------------------------
                              Leading               Small-Cap      Including         Excluding
                             Companies   Balanced     Value         Maximum           Maximum
                               Trust      Trust       Trust     Sales Charge(A)   Sales Charge(A)
-------------------------------------------------------------------------------------------------
Average Annual Total Return
 Primary Class:
   One Year                   -18.65%     -9.82%     +4.75%          N/A               +1.63%
   Five Years                  -1.81%     -1.83%       N/A           N/A                 N/A
   Life of Class(B)            +6.15%     +1.55%     -0.93%          N/A               +2.97%
 Class A:
   One Year                      N/A        N/A        N/A         -2.45%              +2.40%
   Life of Class(C)              N/A        N/A        N/A         +2.45%              +3.75%
Cumulative Total Return
 Primary Class:
   One Year                   -18.65%     -9.82%     +4.75%          N/A               +1.63%
   Five Years                  -8.71%     -8.80%       N/A           N/A                 N/A
   Life of Class(B)           +71.88%     +9.68%     -3.95%          N/A              +12.00%
 Class A:
   One Year                      N/A        N/A        N/A         -2.45%              +2.40%
   Life of Class(C)              N/A        N/A        N/A         +9.81%             +15.30%
-------------------------------------------------------------------------------------------------

---------------

(A) Class A shares are subject to a front-end sales charge which varies depending on the purchase amount. The maximum charge is 4.75% and it is reduced as the purchase amount increases. See the prospectus for additional information.

(B) Primary Class inception dates:
         American Leading Companies Trust -- September 1, 1993
         Balanced Trust -- October 1, 1996
         U.S. Small-Cap Value Trust -- June 15, 1998
         Financial Services Fund -- November 16, 1998

(C) Class A inception date:
    Financial Services Fund -- November 16, 1998

 N/A -- Not applicable.

American Leading Companies Trust

SELECTED PORTFOLIO PERFORMANCE(A)

 Stronger performers for the 3rd quarter 2002(B)
-------------------------------------------------
  1.   Nextel Communications, Inc.       +135.2%
  2.   Johnson & Johnson                   +3.9%
  3.   Bank One Corporation                -2.3%
  4.   UnitedHealth Group
        Incorporated                       -4.7%
  5.   Wellpoint Health Networks Inc.      -5.8%
  6.   Bristol-Myers Squibb Company        -6.3%
  7.   Eastman Kodak Company               -6.6%
  8.   Kimberly-Clark Corporation          -8.2%
  9.   Nokia Oyj - ADR                     -8.5%
 10.   Bank of America Corporation         -8.5%

Weaker performers for the 3rd quarter 2002(B)
----------------------------------------------
 1.   Koninklijke (Royal) Philips
       Electronics N.V. - ADR          -47.4%
 2.   J.P. Morgan Chase & Co.          -43.4%
 3.   MGIC Investment Corporation      -39.8%
 4.   Honeywell International Inc.     -38.2%
 5.   Duke Energy Corporation          -36.5%
 6.   FleetBoston Financial
       Corporation                     -36.3%
 7.   SBC Communications Inc.          -33.5%
 8.   Verizon Communications Inc.      -31.0%
 9.   The May Department Stores
       Company                         -30.3%
10.   The Kroger Co.                   -29.2%

PORTFOLIO CHANGES

 Securities added during the 3rd quarter 2002
----------------------------------------------
Lucent Technologies Inc.
Pfizer Inc.
Tyco International Ltd.
Wyeth

 Securities sold during the 3rd quarter 2002
----------------------------------------------
Ford Motor Company
Mellon Financial Corporation
Motorola, Inc.
Starwood Hotels & Resorts Worldwide, Inc.
Sun Microsystems, Inc.
Tellabs, Inc.

---------------

(A) Individual stock performance is measured by the change in the stock's price; dividends are assumed to be reinvested at the time they were paid.
(B) Securities held for the entire quarter.

Balanced Trust

SELECTED PORTFOLIO PERFORMANCE(A)

 Stronger performers for the 3rd quarter 2002(B)
-------------------------------------------------
  1.   United States Treasury STRIPS,
        0%, 2/15/14                       +15.4%
  2.   Pharmacia Corporation              +10.9%
  3.   United States Treasury Notes,
        5%, 8/15/11                        +9.5%
  4.   Kroger Company, 6.75%, 4/15/12      +7.9%
  5.   United States Treasury Notes,
        6%, 8/15/09                        +7.8%
  6.   Union Pacific Corporation,
        6.625%, 2/1/08                     +6.2%
  7.   United States Treasury STRIPS,
        0%, 8/15/05                        +5.5%
  8.   General Electric Capital
        Corporation, 6.5%, 12/10/07        +5.2%
  9.   United States Treasury Notes,
        6.5%, 10/15/06                     +5.2%
 10.   SYSCO Corporation                   +4.7%

Weaker performers for the 3rd quarter 2002(B)
----------------------------------------------
 1.   Sun Microsystems, Inc.           -48.3%
 2.   J.P. Morgan Chase & Co.          -43.4%
 3.   Applied Materials, Inc.          -39.3%
 4.   McDonald's Corporation           -37.9%
 5.   Texas Instruments
       Incorporated                    -37.6%
 6.   SBC Communications Inc.          -33.5%
 7.   The Home Depot, Inc.             -28.8%
 8.   Dover Corporation                -27.2%
 9.   Lincoln National Corporation     -26.7%
10.   Intel Corporation                -23.9%

---------------

(A) Individual security performance is measured by the change in the security's price; for stocks, dividends are assumed to be reinvested at the time they were paid.
(B) Securities held for the entire quarter.

PORTFOLIO CHANGES

 Securities added during the 3rd quarter 2002
----------------------------------------------
Goldman Sachs Group Incorporated, 5.7%,
 9/1/12
Government National Mortgage Association,
 6%, 3/15/29
Government National Mortgage Association,
 6%, 9/15/31
Government National Mortgage Association,
 6%, 9/15/32
IVAX Corporation
McCormick & Company, Incorporated
The Hartford Financial Services Group,
 Inc.
The PMI Group, Inc.
United States Treasury STRIPS, 0%,
 11/15/04
Verizon Global Funding Corp., 6.875%,
 6/15/12
Wal-Mart Stores, Inc.

 Securities sold during the 3rd quarter 2002
----------------------------------------------
AOL Time Warner Inc.
AOL Time Warner Inc., Cv., 0%, 12/6/19
Fannie Mae, 6.5%, 8/15/04
Fannie Mae, 7.125%, 2/15/05
Fannie Mae, 6.77%, 9/1/05
Mellon Financial Corporation
United States Treasury STRIPS, 0%,
 11/15/08
United States Treasury Notes, 5.875%,
 2/15/04
United States Treasury Notes, 3.375%,
 1/15/12

U.S. Small-Capitalization Value Trust(A)

SELECTED PORTFOLIO PERFORMANCE(B)

 Stronger performers for the 3rd quarter 2002(C)
-------------------------------------------------
  1.   Howell Corporation                 +54.8%
  2.   Steel Technologies Inc.            +28.7%
  3.   Outlook Group Corp.                +28.4%
  4.   Old Dominion Freight Line,
        Inc.                              +22.7%
  5.   LoJack Corporation                 +21.4%
  6.   Nutraceutical International
        Corporation                       +18.4%
  7.   Rimage Corporation                 +13.9%
  8.   GTSI Corp.                         +12.1%
  9.   Alliance Bancorp of New
        England, Inc.                     +11.8%
 10.   New Jersey Resources
        Corporation                       +11.3%

Weaker performers for the 3rd quarter 2002(C)
----------------------------------------------
 1.   Mail-Well, Inc.                  -80.0%
 2.   Quanta Services, Inc.            -78.9%
 3.   DVI, Inc.                        -75.1%
 4.   Fleming Companies, Inc.          -72.4%
 5.   Footstar, Inc.                   -68.1%
 6.   Tesoro Petroleum Corporation     -63.9%
 7.   Stillwater Mining Company        -63.1%
 8.   United Rentals, Inc.             -61.3%
 9.   Mid-State Bancshares             -59.7%
10.   Radiologix, Inc.                 -58.0%

---------------

(A) Portfolio changes are not reported for U.S. Small-Cap due to the Fund's high volume of trading.

(B) Individual stock performance is measured by the change in the stock's price; dividends are assumed to be reinvested at the time they were paid.

(C) Securities held for the entire quarter.

Financial Services Fund

SELECTED PORTFOLIO PERFORMANCE(A)

 Stronger performers for the 3rd quarter 2002(B)
-------------------------------------------------
  1.   Bank of the Northwest              +16.6%
  2.   Pacific Capital Bancorp            +14.6%
  3.   Johnson & Johnson                   +3.9%
  4.   Texas Regional Bancshares,
        Inc.                               +3.6%
  5.   UCBH Holdings, Inc.                 +3.5%
  6.   Brookline Bancorp, Inc.             +2.3%
  7.   Southwest Bancorporation of
        Texas, Inc.                        +0.5%
  8.   Bank of Hawaii Corporation          +0.3%
  9.   Hershey Foods Corporation           -0.3%
 10.   Western Sierra Bancorp              -0.9%

Weaker performers for the 3rd quarter 2002(B)
----------------------------------------------
 1.   The BISYS Group, Inc.            -49.8%
 2.   Concord EFS, Inc.                -47.3%
 3.   Greater Bay Bancorp              -40.6%
 4.   Philadelphia Consolidated
       Holding Corp.                   -34.9%
 5.   New Century Financial
       Corporation                     -33.0%
 6.   Jack Henry & Associates, Inc.    -25.4%
 7.   Cascade Bancorp                  -23.9%
 8.   Fiserv, Inc.                     -23.5%
 9.   Federated Investors, Inc.        -21.8%
10.   John Hancock Financial
       Services, Inc.                  -21.0%

PORTFOLIO CHANGES

 Securities added during the 3rd quarter 2002
----------------------------------------------
Cascade Financial Corporation
First Community Bancorp
First Financial Bankshares, Inc.
Humboldt Bancorp
Merrill Merchants Bancshares, Inc.
Prosperity Bancshares, Inc.
RLI Corp.

 Securities sold during the 3rd quarter 2002
----------------------------------------------
Comerica Incorporated
Lincoln National Corporation
Nationwide Financial Services, Inc.
Seacoast Banking Corporation of Florida
Synovus Financial Corp.
Total Systems Services, Inc.
Waddell & Reed Financial, Inc.
Wilmington Trust Corporation

---------------

(A) Individual stock performance is measured by the change in the stock's price; dividends are assumed to be reinvested at the time they are paid.
(B) Securities held for the entire quarter.

Statement of Net Assets

Legg Mason Investors Trust, Inc.
September 30, 2002 (Unaudited)
(Amounts in Thousands)

American Leading Companies Trust

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 99.3%

Consumer Discretionary -- 15.4%
 Automobiles -- 1.0%
 General Motors Corporation                                        100          $  3,875
                                                                                --------
 Household Durables -- 0.4%
 Koninklijke (Royal) Philips Electronics N.V. - ADR                118             1,715
                                                                                --------
 Leisure Equipment and Products -- 1.2%
 Eastman Kodak Company                                             175             4,767
                                                                                --------
 Media -- 4.6%
 AOL Time Warner Inc.                                              480             5,616(A)
 Liberty Media Corporation                                       1,800            12,924(A)
                                                                                --------
                                                                                  18,540
                                                                                --------
 Multi-Line Retail -- 2.6%
 The May Department Stores Company                                 390             8,880
 Wal-Mart Stores, Inc.                                              35             1,723
                                                                                --------
                                                                                  10,603
                                                                                --------
 Specialty Retail -- 5.6%
 Circuit City Stores - Circuit City Group                          444             6,728
 The TJX Companies, Inc.                                           930            15,810
                                                                                --------
                                                                                  22,538
                                                                                --------
Consumer Staples -- 5.5%
 Food and Drug Retailing -- 4.8%
 Albertson's, Inc.                                                 525            12,684
 The Kroger Co.                                                    470             6,627(A)
                                                                                --------
                                                                                  19,311
                                                                                --------
 Household Products -- 0.7%
 Avon Products, Inc.                                                30             1,383
 Kimberly-Clark Corporation                                         25             1,416
                                                                                --------
                                                                                   2,799
                                                                                --------
Energy -- 0.4%
 Oil and Gas -- 0.4%
 Anadarko Petroleum Corporation                                     40             1,781
                                                                                --------

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Financials -- 33.2%
 Banks -- 20.2%
 Bank of America Corporation                                       197          $ 12,543
 Bank One Corporation                                              493            18,438
 FleetBoston Financial Corporation                                 294             5,977
 Lloyds TSB Group plc                                            2,504            18,456
 Washington Mutual, Inc.                                           818            25,727
                                                                                --------
                                                                                  81,141
                                                                                --------
 Diversified Financials -- 7.0%
 Citigroup Inc.                                                    439            13,016
 Fannie Mae                                                        123             7,294
 J.P. Morgan Chase & Co.                                           403             7,653
                                                                                --------
                                                                                  27,963
                                                                                --------
 Insurance -- 6.0%
 MGIC Investment Corporation                                       403            16,466
 UnumProvident Corporation                                         371             7,550
                                                                                --------
                                                                                  24,016
                                                                                --------
Health Care -- 19.1%
 Health Care Providers and Services -- 14.0%
 Health Net Inc.                                                 1,000            21,450(A)
 McKesson HBOC, Inc.                                                80             2,266
 UnitedHealth Group Incorporated                                   220            19,189
 Wellpoint Health Networks Inc.                                    180            13,194(A)
                                                                                --------
                                                                                  56,099
                                                                                --------
 Pharmaceuticals -- 5.1%
 Bristol-Myers Squibb Company                                      250             5,950
 Johnson & Johnson                                                 118             6,382
 Merck & Co., Inc.                                                 123             5,622
 Pfizer Inc.                                                        58             1,683
 Wyeth                                                              25               795
                                                                                --------
                                                                                  20,432
                                                                                --------
Industrials -- 7.5%
 Aerospace/Defense -- 1.9%
 Honeywell International Inc.                                      355             7,689
                                                                                --------
 Commercial Services and Supplies -- 2.8%
 Waste Management Inc.                                             470            10,960
                                                                                --------

Legg Mason Investors Trust, Inc.

American Leading Companies Trust -- Continued

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Industrials -- Continued
 Industrial Conglomerates -- 2.8%
 General Electric Company                                          115          $  2,835
 Tyco International Ltd.                                           600             8,460
                                                                                --------
                                                                                  11,295
                                                                                --------
Information Technology -- 11.1%
 Communications Equipment -- 1.2%
 Lucent Technologies Inc.                                        2,400             1,824(A)
 Nokia Oyj - ADR                                                   240             3,180
                                                                                --------
                                                                                   5,004
                                                                                --------
 Computers and Peripherals -- 7.9%
 Dell Computer Corporation                                         470            11,050(A)
 International Business Machines Corporation                       215            12,554
 Lexmark International, Inc.                                       170             7,990(A)
                                                                                --------
                                                                                  31,594
                                                                                --------
 IT Consulting and Services -- 0.6%
 Unisys Corporation                                                365             2,555(A)
                                                                                --------
 Semiconductor Equipment and Production -- 0.9%
 Intel Corporation                                                 249             3,463
                                                                                --------
 Software -- 0.5%
 Microsoft Corporation                                              47             2,053(A)
                                                                                --------
Telecommunication Services -- 6.5%
 Diversified Telecommunication Services -- 3.1%
 ALLTEL Corporation                                                185             7,424
 SBC Communications Inc.                                            85             1,708
 Verizon Communications Inc.                                       115             3,156
                                                                                --------
                                                                                  12,288
                                                                                --------
 Wireless Telecommunication Services -- 3.4%
 Nextel Communications, Inc.                                     1,830            13,817(A)
                                                                                --------

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Utilities -- 0.6%
 Electric Utilities -- 0.6%
 Duke Energy Corporation                                           120          $  2,346
                                                                                --------
Total Common Stock and Equity Interests (Identified Cost -- $389,398)            398,644
----------------------------------------------------------------------------------------
Repurchase Agreements -- 0.3%

Goldman, Sachs & Company
 1.91%, dated 9/30/02, to be repurchased at $1,252 on
 10/1/02
 (Collateral: $1,221 Fannie Mae mortgage-backed securities,
 7%,
 due 2/1/30, value $1,282)                                    $  1,252             1,252
                                                                                --------
Total Repurchase Agreements (Identified Cost -- $1,252)                            1,252
----------------------------------------------------------------------------------------
Total Investments -- 99.6% (Identified Cost -- $390,650)                         399,896
Other Assets Less Liabilities -- 0.4%                                              1,467
                                                                                --------

NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to:
 29,011 Primary Class shares outstanding                      $418,671
    553 Institutional Class shares outstanding                   9,046
Accumulated net investment income/(loss)                          (818)
Accumulated net realized gain/(loss) on investments            (34,850)
Unrealized appreciation/(depreciation) of investments            9,314
                                                              --------

NET ASSETS -- 100.0%                                                            $401,363
                                                                                ========

NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                    $13.57
                                                                                ========
 INSTITUTIONAL CLASS                                                              $13.76
                                                                                ========
----------------------------------------------------------------------------------------

(A) Non-income producing.

See notes to financial statements.

Statement of Net Assets

Legg Mason Investors Trust, Inc.
September 30, 2002 (Unaudited)
(Amounts in Thousands)

Balanced Trust

                                                                             Shares/Par       Value
----------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 54.6%

Consumer Discretionary -- 5.7%
 Hotels, Restaurants and Leisure -- 1.3%
 McDonald's Corporation                                                            40        $   706
                                                                                             -------
 Multi-Line Retail -- 3.1%
 Target Corporation                                                                34          1,004
 Wal-Mart Stores, Inc.                                                             13            640
                                                                                             -------
                                                                                               1,644
                                                                                             -------
 Specialty Retail -- 1.3%
 The Home Depot, Inc.                                                              25            663
                                                                                             -------
Consumer Staples -- 5.9%
 Beverages -- 2.4%
 Anheuser-Busch Companies, Inc.                                                    13            658
 PepsiCo, Inc.                                                                     16            602
                                                                                             -------
                                                                                               1,260
                                                                                             -------
 Food and Drug Retailing -- 3.5%
 McCormick & Company, Incorporated                                                 30            684
 Safeway Inc.                                                                      23            502(A)
 SYSCO Corporation                                                                 24            687
                                                                                             -------
                                                                                               1,873
                                                                                             -------
Energy -- 4.1%
 Oil and Gas -- 4.1%
 ChevronTexaco Corporation                                                         14            986
 TotalFinaElf S.A. - ADR                                                           18          1,185
                                                                                             -------
                                                                                               2,171
                                                                                             -------
Financials -- 13.1%
 Banks -- 2.3%
 Charter One Financial, Inc.                                                       41          1,226
                                                                                             -------
 Diversified Financials -- 4.6%
 Citigroup Inc.                                                                    47          1,394
 Fannie Mae                                                                        13            756
 J.P. Morgan Chase & Co.                                                           17            315
                                                                                             -------
                                                                                               2,465
                                                                                             -------

                                                                             Shares/Par       Value
----------------------------------------------------------------------------------------------------
Financials -- Continued
 Insurance -- 4.0%
 Jefferson-Pilot Corporation                                                       11        $   421
 Lincoln National Corporation                                                      26            794
 Principal Financial Group, Inc.                                                   15            393(A)
 The PMI Group, Inc.                                                               19            504
                                                                                             -------
                                                                                               2,112
                                                                                             -------
 Insurance (Multi-Line) -- 1.0%
 The Hartford Financial Services Group, Inc.                                       12            508
                                                                                             -------
 Real Estate Investment Trusts -- 1.2%
 Chateau Communities, Inc.                                                         24            634
                                                                                             -------
Health Care -- 10.1%
 Health Care (Medical Products and Supplies) -- 3.6%
 Biomet, Inc.                                                                      28            746
 Medtronic, Inc.                                                                   28          1,188
                                                                                             -------
                                                                                               1,934
                                                                                             -------
 Pharmaceuticals -- 6.5%
 IVAX Corporation                                                                  26            319(A)
 Johnson & Johnson                                                                 20          1,082
 Merck & Co., Inc.                                                                 22            987
 Pharmacia Corporation                                                             27          1,034
                                                                                             -------
                                                                                               3,422
                                                                                             -------
Industrials -- 6.8%
 Commercial Services and Supplies -- 1.0%
 Cintas Corporation                                                                12            503
                                                                                             -------
 Electrical Equipment -- 1.1%
 Emerson Electric Company                                                          14            598
                                                                                             -------
 Industrial Conglomerates -- 1.5%
 General Electric Company                                                          32            789
                                                                                             -------

Legg Mason Investors Trust, Inc.

Balanced Trust -- Continued

                                                                             Shares/Par       Value
----------------------------------------------------------------------------------------------------
Industrials -- Continued
 Machinery -- 1.7%
 Dover Corporation                                                                 19        $   482
 Illinois Tool Works Inc.                                                           7            408
                                                                                             -------
                                                                                                 890
                                                                                             -------
 Road and Rail -- 1.5%
 Union Pacific Corporation                                                         14            810
                                                                                             -------
Information Technology -- 6.7%
 Computers and Peripherals -- 2.7%
 Dell Computer Corporation                                                         40            940(A)
 International Business Machines Corporation                                        6            327
 Sun Microsystems, Inc.                                                            56            145(A)
                                                                                             -------
                                                                                               1,412
                                                                                             -------
 Semiconductor Equipment and Production -- 2.3%
 Applied Materials, Inc.                                                           34            393(A)
 Intel Corporation                                                                 40            560
 Texas Instruments Incorporated                                                    20            288
                                                                                             -------
                                                                                               1,241
                                                                                             -------
 Software -- 1.7%
 Microsoft Corporation                                                             12            507(A)
 Oracle Corporation                                                                51            401(A)
                                                                                             -------
                                                                                                 908
                                                                                             -------
Materials -- 1.7%
 Construction and Building Materials -- 1.7%
 Martin Marietta Materials, Inc.                                                   27            879
                                                                                             -------
Telecommunication Services -- 0.5%
 Diversified Telecommunication Services -- 0.5%
 SBC Communications Inc.                                                           14            281
                                                                                             -------
Total Common Stock and Equity Interests (Identified Cost -- $33,538)                          28,929
----------------------------------------------------------------------------------------------------

                                         Rate       Maturity Date       Shares/Par       Value
-----------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- 19.5%

Banking and Finance -- 2.3%
General Electric Capital Corporation    6.500%         12/10/07           $  620        $   704
Merrill Lynch & Co., Inc.               6.000%         11/15/04              500            531
                                                                                        -------
                                                                                          1,235
                                                                                        -------
Consumer Services -- 1.2%
Procter & Gamble Company                6.600%         12/15/04              600            657
                                                                                        -------
Electronics (Semiconductors) -- 1.7%
Analog Devices Incorporated             4.750%         10/1/05               900            876
                                                                                        -------
Entertainment -- 1.0%
The Walt Disney Company                 5.125%         12/15/03              500            511
                                                                                        -------
Finance -- 1.0%
General Motors Acceptance Corporation   5.750%         11/10/03              550            555
                                                                                        -------
Food -- 3.1%
Kroger Company                          6.750%         4/15/12               700            780
Unilever Capital Corporation            6.875%         11/1/05               750            841
                                                                                        -------
                                                                                          1,621
                                                                                        -------
Hotels, Restaurants and Leisure -- 1.7%
Hilton Hotels Corp                      5.000%         5/15/06             1,000            917
                                                                                        -------
Investment Banking/Brokerage -- 1.2%
Goldman Sachs Group Incorporated        5.700%          9/1/12               625            646
                                                                                        -------
Machinery -- 0.6%
Caterpillar Financial Services          6.090%          3/1/04               325            340
                                                                                        -------
Media -- 1.4%
Tribune Company                         6.500%         7/30/04               700            746
                                                                                        -------

Legg Mason Investors Trust, Inc.

Balanced Trust -- Continued

                                         Rate       Maturity Date       Shares/Par       Value
-----------------------------------------------------------------------------------------------
Oil (Domestic Integrated) -- 1.5%
Conoco Inc.                             5.900%         4/15/04            $  750        $   789
                                                                                        -------
Railroads -- 1.6%
Union Pacific Corporation               6.625%          2/1/08               750            845
                                                                                        -------
Telecommunications (Cellular/Wireless) -- 1.2%
Verizon Global Funding Corp.            6.875%         6/15/12               600            611
                                                                                        -------
Total Corporate Bonds and Notes
 (Identified Cost -- $9,778)                                                             10,349
-----------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations -- 12.4%

Fixed Rate Securities -- 8.2%
Federal Farm Credit Bank                5.000%         5/10/04               400            419
United States Treasury Notes            5.000%         8/15/11               550            611
United States Treasury Notes            5.250%         5/15/04             1,000          1,058
United States Treasury Notes            6.000%         8/15/09               500            585
United States Treasury Notes            6.500%         5/15/05               430            480
United States Treasury Notes            6.500%         10/15/06            1,000          1,158
                                                                                        -------
                                                                                          4,311
                                                                                        -------
Stripped Securities -- 4.2%
United States Treasury STRIPS           0.000%         11/15/04            1,100          1,059(B)
United States Treasury STRIPS           0.000%         8/15/05               550            519(B)
United States Treasury STRIPS           0.000%         2/15/14             1,075            656(B)
                                                                                        -------
                                                                                          2,234
                                                                                        -------
Total U.S. Government and Agency
 Obligations (Identified
 Cost -- $6,031)                                                                          6,545
-----------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities -- 10.1%

Fixed Rate Securities -- 10.1%
Government National Mortgage
 Association                            6.000%    8/15/28 to 9/15/32       3,419          3,551
Government National Mortgage
 Association                            7.000%   2/15/28 to 12/15/31       1,714          1,801
                                                                                        -------
Total U.S. Government Agency
 Mortgage-Backed Securities
 (Identified Cost -- $5,200)                                                              5,352
-----------------------------------------------------------------------------------------------

                                                              Shares/Par          Value
----------------------------------------------------------------------------------------
Preferred Stocks -- 1.4%

Forest Products/Paper -- 1.4%
International Paper Capital Trust, Cv., 5.25%                       17shs        $   731
                                                                                 -------
Total Preferred Stocks (Identified Cost -- $770)                                     731
----------------------------------------------------------------------------------------
Repurchase Agreements -- 1.6%

State Street Bank & Trust Company
 1.9%, dated 9/30/02, to be repurchased at $840 on 10/1/02
 (Collateral: $860 Federal Home Loan Bank notes, 2.07%, due
 10/10/03, value $840)                                         $   840               840
                                                                                 -------
Total Repurchase Agreements (Identified Cost -- $840)                                840
----------------------------------------------------------------------------------------
Total Investments -- 99.6% (Identified Cost -- $56,157)                           52,746
Other Assets Less Liabilities -- 0.4%                                                207
                                                                                 -------

NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to:
 3,405 Primary Class shares outstanding                        $38,161
 2,307 Financial Intermediary Class shares outstanding          17,289
    36 Institutional Class shares outstanding                      939
Undistributed net investment income/(loss)                         279
Accumulated net realized gain/(loss) on investments               (304)
Unrealized appreciation/(depreciation) of investments           (3,411)
                                                               -------

NET ASSETS -- 100.0%                                                             $52,953
                                                                                 =======

NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                     $9.21
                                                                                 =======
 FINANCIAL INTERMEDIARY CLASS                                                      $9.21
                                                                                 =======
 INSTITUTIONAL CLASS                                                               $9.22
                                                                                 =======
----------------------------------------------------------------------------------------

(A) Non-income producing.

(B) STRIPS -- Separate Trading of Registered Interest and Principal of Securities. This security is a pre-stripped zero coupon bond that is a direct obligation of the U.S. Treasury.

See notes to financial statements.

Statement of Net Assets

Legg Mason Investors Trust, Inc.
September 30, 2002 (Unaudited)
(Amounts in Thousands)

U.S. Small-Capitalization Value Trust

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 97.6%

Auto and Transportation -- 2.3%
 Air Methods Corporation                                             5          $     33(A)
 AirNet Systems, Inc.                                               12                56(A)
 Arctic Cat, Inc.                                                   16               228
 ArvinMeritor, Inc.                                                 12               221
 Atlantic Coast Airlines Holdings, Inc.                             34               311(A)
 Bandag, Incorporated - Class A                                      4                97
 BorgWarner, Inc.                                                    1                30
 Collins Industries, Inc.                                            9                30
 Cooper Tire & Rubber Company                                        4                66
 Dura Automotive Systems, Inc.                                      22               267(A)
 Genesee & Wyoming Inc.                                              7               145
 GulfMark Offshore, Inc.                                            10               180(A)
 Mercury Air Group, Inc.                                            10                39(A)
 Monro Muffler Brake, Inc.                                           5                95(A)
 Offshore Logistics, Inc.                                           30               542(A)
 Old Dominion Freight Line, Inc.                                     5                96(A)
 Overseas Shipholding Group, Inc.                                   47               723
 R & B, Inc.                                                         6                49(A)
 Spartan Motors, Inc.                                               11               121
 Supreme Industries, Inc.                                           11                51(A)
 TBC Corporation                                                    15               150(A)
 The Greenbrier Companies, Inc.                                      7                29
 Tower Automotive, Inc.                                             51               340(A)
                                                                                --------
                                                                                   3,899
                                                                                --------
Consumer Discretionary -- 23.2%
 Acuity Brands, Inc.                                                13               163
 Ambassadors Group, Inc.                                            11               155(A)
 American Greetings Corporation                                     45               725
 Aztar Corporation                                                  12               164(A)
 Bally Total Fitness Holding Corporation                            60               595(A)
 bebe stores, inc                                                    6                65(A)
 Benihana Inc.                                                       8               101(A)
 Blair Corporation                                                   6               121
 Bob Evans Farms, Inc.                                               7               156
 Boston Acoustics, Inc.                                              4                45
 Brass Eagle Inc.                                                   12                78
 Brown Shoe Company, Inc.                                           25               439
 Burlington Coat Factory Warehouse Corporation                      57             1,031
 Bush Industries, Inc.                                               4                31
 Cadmus Communications Corporation                                  10                98

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Consumer Discretionary -- Continued
 Carriage Services, Inc.                                            28          $     84(A)
 Central Garden & Pet Company                                       23               390(A)
 Charlotte Russe Holding Inc.                                       28               264(A)
 Chromcraft Revington, Inc.                                         11               146(A)
 CKE Restaurants, Inc.                                               7                28
 Consolidated Graphics, Inc.                                        12               205(A)
 Cornell Companies, Inc.                                            26               207(A)
 Correctional Services Corporation                                  13                25(A)
 Courier Corporation                                                 2                85
 CPI Corporation                                                     5                73
 CSS Industries, Inc.                                                2                79(A)
 Daisytek International Corporation                                 30               394(A)
 Dave & Busters, Inc.                                               16               183(A)
 Deckers Outdoor Corporation                                        12                53(A)
 Dendrite International, Inc.                                       42               267(A)
 Department 56, Inc.                                                18               188(A)
 Duckwall-ALCO Stores, Inc.                                          4                41(A)
 ELXSI Corporation                                                   3                 9(A)
 Exponent, Inc.                                                      8                96(A)
 Factual Data Corp.                                                  9                60(A)
 Falcon Products, Inc.                                               3                14(A)
 Finlay Enterprises, Inc.                                           15               226(A)
 First Cash, Inc.                                                    7                70(A)
 Footstar, Inc.                                                     34               264(A)
 Fresh Brands, Inc.                                                  8               118
 Friedman's, Inc.                                                   24               183
 Frisch's Restaurants, Inc.                                          6                98
 G-III Apparel Group, Ltd.                                           6                35(A)
 Gadzooks, Inc.                                                     16                91(A)
 Garden Fresh Restaurant Corp.                                       7                62(A)
 Genesco Inc.                                                       36               500(A)
 Global Imaging Systems, Inc.                                        1                11(A)
 Gottschalks Inc.                                                   21                39(A)
 GTECH Holdings Corporation                                         49             1,214(A)
 Haggar Corp.                                                        7                72
 Handleman Company                                                  46               418(A)
 Haverty Furniture Companies, Inc.                                  19               233
 Huffy Corporation                                                   1                11(A)
 Insight Enterprises, Inc.                                          11               108
 Isle of Capri Casinos, Inc.                                        36               595(A)
 Jack in the Box Inc.                                               64             1,466(A)
 JAKKS Pacific, Inc.                                                33               361(A)

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Consumer Discretionary -- Continued
 Johnson Outdoors Inc.                                              10          $    100(A)
 Jos. A. Bank Clothiers, Inc.                                        8               147(A)
 Koss Corporation                                                    5                74
 KPMG Consulting Inc.                                                4                27
 Lakes Gaming, Inc.                                                 16                91
 Laser-Pacific Media Corporation                                    11                20(A)
 Libbey Inc.                                                        23               742
 Lithia Motors, Inc.                                                15               253(A)
 LoJack Corporation                                                  4                19(A)
 Mail-Well, Inc.                                                    30                31(A)
 MarineMax, Inc.                                                    20               177(A)
 Marsh Supermarkets, Inc.                                            3                44
 MAXIMUS, Inc.                                                      16               349(A)
 Maxwell Shoe Company Inc.                                          19               211(A)
 Met-Pro Corporation                                                 8               108
 Midas, Inc.                                                        26               130(A)
 Movado Group, Inc.                                                 11               184
 Nautica Enterprises, Inc.                                          57               590(A)
 NCO Portfolio Management, Inc.                                     23               121(A)
 1-800 CONTACTS, INC.                                                3                30(A)
 Opinion Research Corporation                                        5                23(A)
 OshKosh B'Gosh, Inc.                                                7               241
 Outlook Group Corp.                                                 3                14(A)
 Oxford Industries, Inc.                                             5               107
 Papa John's International, Inc.                                    30               868(A)
 Payless ShoeSource, Inc.                                           36             1,955(A)
 Perry Ellis International, Inc.                                     9                96(A)
 Prime Hospitality Corp.                                             3                21(A)
 Q.E.P. Co., Inc.                                                    3                10(A)
 R.H. Donnelley Corporation                                         46             1,182(A)
 Radiologix, Inc.                                                   15                97(A)
 Raven Industries, Inc.                                              5               140
 Rent-A-Center, Inc.                                                17               868(A)
 Rentrak Corporation                                                 5                18(A)
 ResortQuest International, Inc.                                    22                87(A)
 REX Stores Corporation                                             16               161(A)
 Rocky Shoes & Boots, Inc.                                           1                 3(A)
 Royal Appliance Mfg. Co.                                           22                86(A)
 Rush Enterprises, Inc. - Class A                                    5                18(A)
 Rush Enterprises, Inc. - Class B                                    5                19(A)
 Russell Corporation                                                24               361
 Ryan's Family Steak Houses, Inc.                                   44               539(A)

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Consumer Discretionary -- Continued
 S&K Famous Brands, Inc.                                             3          $     35(A)
 Salton, Inc.                                                       22               187(A)
 Saucony, Inc.                                                       1                 8(A)
 Schlotzsky's, Inc.                                                  8                31(A)
 Shoe Carnival, Inc.                                                 4                58(A)
 ShopKo Stores, Inc.                                                10               127(A)
 Skechers U.S.A., Inc.                                              24               227(A)
 Steinway Musical Instruments, Inc.                                 11               167(A)
 Steven Madden, Ltd.                                                13               183(A)
 Stewart Enterprises, Inc.                                         173               881(A)
 Strattec Security Corporation                                       6               286(A)
 Sunrise Assisted Living, Inc.                                      36               772(A)
 Superior Uniform Group Inc.                                         8                93
 Tandy Brands Accessories, Inc.                                      8                73(A)
 Tetra Tech, Inc.                                                    6                44(A)
 The Bon-Ton Stores, Inc.                                           18                73(A)
 The Boyds Collection, Ltd.                                        100               643(A)
 The Buckle, Inc.                                                   35               706(A)
 The Cato Corporation                                               22               423
 The Children's Place Retail Stores, Inc.                           38               381(A)
 The Source Information Management Company                           8                40(A)
 The Timberland Company                                             43             1,350(A)
 The Topps Company, Inc.                                            27               236(A)
 The Toro Company                                                   20             1,131
 The Wet Seal, Inc.                                                 34               342
 Traffix, Inc.                                                       9                28(A)
 Tropical Sportswear Int'l Corporation                               8               103(A)
 Tupperware Corporation                                             84             1,389
 Tweeter Home Entertainment Group, Inc.                             31               217(A)
 Ultimate Electronics, Inc.                                          5                66
 United Auto Group, Inc.                                            53               744
 United Stationers Inc.                                             48             1,257
 Wackenhut Corrections Corporation                                  17               196
 Wallace Computer Services, Inc.                                    45               796
 Waste Holdings, Inc.                                               21               118
 Water Pik Technologies, Inc.                                       19               193(A)
 West Marine, Inc.                                                   3                40
 Willis Lease Finance Corporation                                    2                 6
 Wolverine World Wide, Inc.                                         13               189

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Consumer Discretionary -- Continued
 Workflow Management, Inc.                                          22          $     38
 Zale Corporation                                                   57             1,719
                                                                                --------
                                                                                  38,991
                                                                                --------
Consumer Staples -- 2.7%
 Allou Health & Beauty Care, Inc.                                    6                27(A)
 Del Monte Foods Company                                            87               707(A)
 DIMON Incorporated                                                 77               477
 Duane Reade Inc.                                                   11               178(A)
 Fleming Companies, Inc.                                            91               454
 John B. Sanfilippo & Son, Inc.                                      9                57(A)
 Nash-Finch Company                                                  5                61
 Nature's Sunshine Products, Inc.                                   26               286
 Pilgrim's Pride Corporation - Class A                              19               133
 Pilgrim's Pride Corporation - Class B                               7                62
 Schweitzer-Mauduit International, Inc.                             20               433
 7-Eleven, Inc.                                                     39               336(A)
 Spartan Stores, Inc.                                               33                94(A)
 Standard Commercial Corporation                                    13               211
 Sylvan, Inc.                                                        3                33(A)
 Universal Corporation                                              27               957
                                                                                --------
                                                                                   4,506
                                                                                --------
Energy -- 8.3%
 AZZ Incorporated                                                   11               131(A)
 Berry Petroleum Company                                            26               442
 Carrizo Oil & Gas, Inc.                                            17                71(A)
 Chesapeake Energy Corporation                                     284             1,876
 Clayton Williams Energy, Inc.                                       1                 4(A)
 DQE, Inc.                                                          69             1,041
 Edge Petroleum Corporation                                          8                35(A)
 Equity Oil Company                                                 11                26(A)
 Forest Oil Corporation                                             22               564(A)
 Global Power Equipment Group Inc.                                  74               349(A)
 Grey Wolf, Inc.                                                    64               230(A)
 Hanover Compressor Company                                        134             1,111(A)
 Howell Corporation                                                  9               192
 Key Energy Services, Inc.                                         107               845(A)
 Lufkin Industries, Inc.                                             7               165
 Matrix Service Company                                             11                74(A)
 Parallel Petroleum Corporation                                     34                85(A)
 PetroCorp Incorporated                                              4                29(A)
 Petroleum Development Corporation                                  26               132(A)

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Energy -- Continued
 Range Resources Corporation                                        72          $    339(A)
 Resource America, Inc.                                             20               158
 SEACOR SMIT Inc.                                                   34             1,390(A)
 Stone Energy Corporation                                            5               172(A)
 Superior Energy Services, Inc.                                     27               178(A)
 Swift Energy Company                                               26               266(A)
 Tesoro Petroleum Corporation                                       71               199(A)
 TETRA Technologies, Inc.                                           17               341(A)
 The Houston Exploration Company                                    37             1,137(A)
 TMBR/Sharp Drilling, Inc.                                           8               109(A)
 Universal Compression Holdings, Inc.                               62             1,011
 Vintage Petroleum, Inc.                                            44               479
 W-H Energy Services, Inc.                                          40               683
 World Fuel Services Corporation                                     9               164
                                                                                --------
                                                                                  14,028
                                                                                --------
Financials -- 26.3%
 ABC Bancorp                                                        13               167
 Abington Bancorp, Inc.                                              1                23
 ACE Cash Express, Inc.                                             17               141(A)
 Advanta Corp.                                                      12               122
 Alfa Corporation                                                   71               870
 Allegiant Bancorp, Inc.                                            12               201
 Alliance Bancorp of New England, Inc.                               1                17
 American Business Financial Services, Inc.                          5                51
 American Home Mortgage Holdings, Inc.                              22               247
 American Shared Hospital Services                                   3                13
 AmericanWest Bancorporation                                         4                57(A)
 AmeriCredit Corp.                                                  50               399(A)
 AmeriServ Financial, Inc.                                          10                25
 AmerUs Group Co.                                                   35               993
 Anchor BanCorp Wisconsin, Inc.                                     15               293
 Arrow Financial Corporation                                         3                90
 Bancinsurance Corporation                                           2                12(A)
 Bank of the Ozarks, Inc.                                            6               147
 Banner Corporation                                                 19               390
 BostonFed Bancorp, Inc.                                             6               180
 California First National Bancorp                                   6                84
 Camco Financial Corporation                                        13               174
 Camden National Corporation                                         9               226
 Capital Crossing Bank                                               7               143(A)
 Capitol Bancorp Ltd.                                               14               244

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Financials -- Continued
 Cash America International, Inc.                                   18          $    149
 CCBT Financial Companies Inc.                                      10               262
 Centennial Bancorp                                                 42               364
 Ceres Group, Inc.                                                  69               133(A)
 Chemical Financial Corporation                                     37             1,059
 Cherokee Inc.                                                      11               173(A)
 Citizens Banking Corporation                                        7               164
 Coastal Bancorp, Inc.                                               8               221
 Columbia Bancorp                                                    2                32
 Columbia Banking System, Inc.                                      23               252(A)
 Commercial Federal Corporation                                     77             1,665
 Community Bank System, Inc.                                        15               453
 Community Trust Bancorp, Inc.                                      19               500
 CompuCredit Corporation                                            13                69(A)
 Corrus Bankshares, Inc.                                            20               859
 Cotton States Life Insurance Company                                8                70
 CPB Inc.                                                            5               212
 Crawford & Company                                                  9                45
 Donegal Group Inc. - Class A                                        4                42
 Donegal Group Inc. - Class B                                        2                21
 Downey Financial Corp.                                             36             1,247
 eFunds Corporation                                                 79               738(A)
 F & M Bancorp                                                       7               220
 FBL Financial Group, Inc.                                          44               803
 Fidelity Bancorp, Inc.                                              1                20
 Financial Industries Corporation                                   15               221
 First American Corporation                                         94             1,927
 First Bell Bancorp, Inc.                                            6                91
 First Citizens Bancshares Inc.                                     15             1,522
 First Defiance Financial Corp.                                      9               160
 First Essex Bancorp, Inc.                                           2                73
 First Federal Capital Corp                                         32               626
 First Financial Bankshares, Inc.                                   17               633
 First Indiana Corporation                                          25               464
 First Mutual Bancshares, Inc.                                       5                78
 First National Corporation                                          2                50
 First Place Financial Corp.                                         7                98
 First Republic Bank                                                18               398(A)
 1st Source Corporation                                              2                34
 First United Corporation                                            7               114
 FIRSTFED AMERICA BANCORP, INC                                       9               207
 FirstFed Financial Corp.                                           26               672(A)

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Financials -- Continued
 Flagstar Bancorp, Inc.                                             21          $    438
 Flushing Financial Corporation                                     22               360
 FNB Financial Services Corporation                                  7               122
 Fremont General Corporation                                        63               308
 GBC Bancorp                                                         4                84
 Granite State Bankshares, Inc.                                      6               193
 Greater Bay Bancorp                                                 5                87
 Hawthorne Financial Corporation                                     4                95(A)
 Heritage Commerce Corp                                             13               109(A)
 HMN Financial, Inc.                                                 6               105
 Horizon Financial Corp.                                            18               204
 IBERIABANK Corporation                                              5               177
 IndyMac Bancorp, Inc.                                              97             1,867(A)
 International Bancshares Corporation                                9               365
 Interpool, Inc.                                                    26               311
 Interstate National Dealer Services, Inc.                           6                35(A)
 Irwin Financial Corporation                                        46               789
 ITLA Capital Corporation                                            7               220(A)
 Jacksonville Bancorp, Inc.                                          2                40
 LandAmerica Financial Group, Inc.                                  31             1,033
 Local Financial Corporation                                        28               391(A)
 MAF Bancorp, Inc.                                                   5               151
 MASSBANK Corp.                                                      8               237
 Matrix Bancorp, Inc.                                                8                75(A)
 McGrath Rentcorp                                                   10               212
 Merchants Bancshares, Inc.                                          4               104
 MicroFinancial Incorporated                                        25               113
 Mid-State Bancshares                                                4                64
 National Western Life Insurance Company                             4               398(A)
 NCO Group, Inc.                                                    35               397(A)
 New Century Financial Corporation                                  28               662
 North Central Bancshares, Inc.                                      3                72
 North Valley Bancorp                                                8               124
 Northrim BanCorp Inc.                                               6                76
 Onyx Acceptance Corporation                                         8                24(A)
 Oriental Financial Group Inc.                                       6               141
 Pacific Crest Capital, Inc.                                         2                61
 Parkvale Financial Corporation                                      9               205
 PennFed Financial Services, Inc.                                    3                77
 Peoples Bancorp Inc.                                                4               102
 PFF Bancorp, Inc.                                                  13               355
 Republic Bancorp, Inc.                                             76               983

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Financials -- Continued
 Republic First Bancorp, Inc.                                       10          $     53(A)
 Royal Bancshares of Pennsylvania, Inc.                             13               238
 S&T Bancorp, Inc.                                                  44             1,106
 Silicon Valley Bancshares                                           5                80(A)
 Simmons First National Corporation                                  4               156
 Southwest Bancorp, Inc.                                             5               133
 St. Francis Capital Corporation                                    15               345
 Standard Management Corporation                                    12                58(A)
 Sterling Financial Corporation                                     13               228(A)
 Stewart Information Services Corporation                           29               608(A)
 Summit Bancshares, Inc.                                             2                42
 Superior Financial Corp.                                           12               229
 TF Financial Corporation                                            1                12
 The Commerce Group, Inc.                                           57             1,832
 The Midland Company                                                11               182
 The Trust Company of New Jersey                                    12               295
 Timberland Bancorp, Inc.                                            6               107
 TriCo Bancshares                                                    9               215
 Trover Solutions, Inc.                                             16                64(A)
 UMB Financial Corporation                                           6               230
 Union Acceptance Corporation                                       40               162
 United National Bancorp                                            25               506
 United Rentals, Inc.                                              133             1,119
 Universal American Financial Corp.                                 12                58
 Unizan Financial Corp.                                              5               100
 Vail Banks, Inc.                                                    9               105
 West Coast Bancorp                                                 21               312
 Westcorp                                                           23               467
 World Acceptance Corporation                                       23               178
 WSFS Financial Corporation                                         13               350
 Yardville National Bancorp                                         10               163
                                                                                --------
                                                                                  44,149
                                                                                --------
Health Care -- 3.2%
 AmeriPath, Inc.                                                    41               610(A)
 Beverly Enterprises, Inc.                                          78               189(A)
 CNS, Inc.                                                          15                88(A)
 Cytyc Corporation                                                  30               320(A)
 DVI, Inc.                                                          24               113(A)
 Genesis Microchip Incorporated                                     52               396(A)
 Horizon Health Corporation                                          5                55(A)
 ICN Pharmaceuticals, Inc.                                          66               594

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Health Care -- Continued
 IntegraMed America, Inc.                                            4          $     21(A)
 Kindred Healthcare, Inc.                                           30             1,107(A)
 National Dentex Corporation                                         5                83(A)
 Nutraceutical International Corporation                             3                27(A)
 PacifiCare Health Systems, Inc.                                    47             1,095(A)
 Rehabilicare Inc.                                                  15                54(A)
 Res-Care, Inc.                                                     33               162(A)
 Sola International Inc.                                            41               416(A)
 Utah Medical Products, Inc.                                         1                16
                                                                                --------
                                                                                   5,346
                                                                                --------
Industrials -- 0.1%
 Manufacturers' Services Limited                                    36                97(A)
 Noble International, Ltd.                                           3                33
 Peerless Mfg. Co.                                                   3                26(A)
 Rockford Corporation                                                8                55(A)
                                                                                --------
                                                                                     211
                                                                                --------
Information Technology -- 2.8%
 Black Box Corporation                                              33             1,096(A)
 Blonder Tongue Laboratories, Inc.                                  13                20(A)
 Channell Commercial Corporation                                     5                18(A)
 Citrix Systems, Inc.                                              134               809(A)
 Cobra Electronics Corporation                                      11                67(A)
 CSG Systems International, Inc.                                    89               970(A)
 Dataram Corporation                                                 6                14(A)
 Elite Information Group, Inc.                                       6                42(A)
 ePlus inc                                                          17               112(A)
 ESS Technology, Inc.                                               58               358(A)
 GameTech International, Inc.                                        7                27(A)
 GTSI Corp.                                                         11                95(A)
 Innodata Corporation                                               14                14(A)
 Innotrac Corporation                                               19                52(A)
 Innovative Solutions and Support, Inc.                              3                23(A)
 K-Tron International, Inc.                                          2                20(A)
 LaBarge, Inc.                                                       2                 6(A)
 Manchester Technologies, Inc.                                      10                22(A)
 MCSi, Inc.                                                         54               268(A)
 Metro One Telecommunications, Inc.                                 35               295(A)
 Pervasive Software Inc.                                            24                69(A)
 Pomeroy Computer Resources, Inc.                                   21               206(A)
 Rimage Corporation                                                  1                11(A)
 TESSCO Technologies Incorporated                                    6                58(A)

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Information Technology -- Continued
 TSR, Inc.                                                           7          $     33(A)
 XETA Technologies Inc.                                             11                21
                                                                                --------
                                                                                   4,726
                                                                                --------
Integrated Oils -- 0.2%
 Giant Industries, Inc.                                             15                55(A)
 Holly Corporation                                                  12               211
                                                                                --------
                                                                                     266
                                                                                --------
Materials -- 8.8%
 Aceto Corporation                                                   8                70
 Ag Sevices of America, Inc.                                         9               102(A)
 Albany International Corp.                                          5                95
 AMCOL International Corporation                                    33               184
 American Vanguard Corporation                                       2                33
 Ameron International Corporation                                    3               128
 Ampco-Pittsburgh Corporation                                        3                29
 Astronics Corporation                                              10                71(A)
 Bairnco Corporation                                                11                62
 Baltek Corporation                                                  1                 4(A)
 Bluegreen Corporation                                              20                63(A)
 Building Materials Holding Corporation                             22               257(A)
 Butler Manufacturing Company                                        0                 9
 Centex Construction Products, Inc.                                  3               114
 COMARCO, Inc.                                                      11                58(A)
 Comfort Systems USA, Inc.                                          51               154(A)
 Commercial Metals Company                                          22               394
 CompX International Inc.                                            5                47
 Cytec Industries Inc.                                              28               604(A)
 Dycom Industries, Inc.                                             33               304(A)
 Ennis Business Forms, Inc.                                         23               294
 Foamex International Incorporated                                  29               161(A)
 Friedman Industries, Incorporated                                   5                11
 Intergrated Electrical Services, Inc.                              63               236(A)
 JPS Industries Inc.                                                 3                12(A)
 Knape & Vogt Manufacturing Company                                  2                25
 LSI Industries Inc.                                                 3                27
 Maverick Tube Corporation                                          25               217(A)
 Modtech Holdings, Inc.                                             22               223(A)
 Mueller Industries Inc.                                             7               189(A)
 NCI Building Systems, Inc.                                          9               171(A)
 New England Business Service, Inc.                                 16               341
 NL Industries, Inc.                                                26               370

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Materials -- Continued
 Nortek, Inc.                                                       14          $    619(A)
 Northwest Pipe Company                                             10               177(A)
 Olin Corporation                                                   11               184
 Perini Corporation                                                 17                71(A)
 Precision Castparts Corp.                                          50             1,084
 Quaker Fabric Corporation                                          27               171(A)
 Quanex Corporation                                                 11               396
 Quanta Services, Inc.                                             102               211(A)
 Rock-Tenn Company                                                  36               554
 Schuff International Inc.                                           9                11(A)
 SIFCO Industries, Inc.                                              6                17(A)
 Silgan Holdings Inc.                                               15               427(A)
 SPS Technologies, Inc.                                             18               441(A)
 Steel Technologies Inc.                                            13               224
 Stepan Company                                                     15               408
 Stillwater Mining Company                                          61               366(A)
 Texas Industries, Inc.                                              3                75
 The Anderson's Inc.                                                 7                90
 The Dixie Group, Inc.                                              10                33(A)
 The Eastern Company                                                 4                52
 The Keith Companies, Inc.                                           9                91(A)
 The Shaw Group Inc.                                                52               736(A)
 U. S. Concrete, Inc.                                               45               238(A)
 Universal Forest Products, Inc.                                    30               568
 Universal Stainless & Alloy Products, Inc.                          8                50
 URS Corporation                                                    22               356
 Wolverine Tube, Inc.                                               24               149
 York International Corporation                                     67             1,878
                                                                                --------
                                                                                  14,736
                                                                                --------
Miscellaneous -- 2.0%
 Allied Research Corporation                                         6               131(A)
 CPAC, Inc.                                                          5                28
 FMC Corporation                                                    47             1,211(A)
 GenCorp Inc.                                                       54               546
 Hawkins, Inc.                                                       3                26
 Kaman Corporation                                                  36               440
 National Service Industries, Inc.                                   3                20
 O.I. Corporation                                                    3                10(A)
 RCM Technologies, Inc.                                             14                58(A)
 Walter Industries Inc.                                             72               887
                                                                                --------
                                                                                   3,357
                                                                                --------

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Producer Durables -- 5.6%
 Amtech Systems, Inc.                                                4          $     13(A)
 Beazer Homes USA, Inc.                                              6               372(A)
 Bioanalytical Systems, Inc.                                         5                15(A)
 C&D Technologies, Inc.                                             19               276
 California Amplifier, Inc.                                          7                24(A)
 Candela Corporation                                                 9                36(A)
 Cascade Corporation                                                19               265(A)
 Columbus McKinnon Corporation                                      12                64(A)
 DHB Industries, Inc.                                               73               154(A)
 Dominion Homes, Inc.                                                4                62(A)
 Ducommun Incorporated                                              13               220(A)
 Edelbrock Corporation                                               3                28
 Esterline Technologies Corporation                                 25               418(A)
 Flowserve Corporation                                              19               192(A)
 Gehl Company                                                        4                36(A)
 General Cable Corporation                                          56               215
 Hector Communications Corporation                                   6                53(A)
 Hovnanian Enterprises, Inc.                                        22               728(A)
 Interlott Technologies, Inc.                                        6                33(A)
 inTEST Corporation                                                  6                17(A)
 Jaco Electronics, Inc.                                              5                15(A)
 JLG Industries, Inc.                                                1                 4
 Ladish Co., Inc.                                                   22               136
 Lincoln Electric Holdings, Inc.                                    22               491
 LMI Aerospace, Inc.                                                 7                14(A)
 M/I Schottenstein Homes, Inc.                                      12               378
 MasTec, Inc.                                                       62               199(A)
 Mesa Laboratories, Inc.                                             2                11(A)
 Mine Safety Appliances Company                                      5               192
 Moog Inc.                                                          15               435(A)
 Robbins & Myers, Inc.                                              28               522
 Somera Communications, Inc.                                        42                86(A)
 Standard Pacific Corp.                                             23               528
 Standex International Corporation                                  20               406
 Summa Industries                                                    7                67(A)
 TB Wood's Corporation                                               4                29
 Tecumseh Products Company                                          23               948
 The Genlyte Group, Inc.                                             2                75(A)
 The Ryland Group, Inc.                                             16               610
 Triumph Group, Inc.                                                21               594(A)
 Twin Disc, Incorporated                                             2                21

                                                             Shares/Par          Value
----------------------------------------------------------------------------------------
Producer Durables -- Continued
 WESCO International, Inc.                                          52          $    224
 Woodward Governor Company                                           3               147
                                                                                --------
                                                                                   9,353
                                                                                --------
Utilities -- 12.1%
 AGL Resources Inc.                                                 96             2,116
 Avista Corporation                                                 73               819
 BayCorp Holdings, Ltd.                                             14               182(A)
 Black Hills Corporation                                            45             1,179
 Central Vermont Public Service Corporation                         12               219
 Cleco Corporation                                                  77             1,039
 Delta Natural Gas Company, Inc.                                     2                38
 El Paso Electric Company                                           85             1,013(A)
 Energen Corporation                                                43             1,098
 Great Plains Energy Incorporated                                  105             2,003
 IDACORP, Inc.                                                      71             1,723
 Maine Public Service Company                                        1                32
 New Jersey Resources Corporation                                   36             1,168
 Nicor Inc.                                                          7               189
 Northwest Natural Gas Company                                      28               807
 NorthWestern Corporation                                           46               452
 NUI Corporation                                                    31               670
 Peoples Energy Corporation                                         60             2,021
 PNM Resources Inc.                                                 66             1,307
 Southwestern Energy Company                                        30               364(A)
 UIL Holdings Corporation                                           25               868
 WPS Resources Corporation                                          31             1,102
                                                                                --------
                                                                                  20,409
                                                                                --------
Total Common Stock and Equity Interests (Identified Cost -- $182,432)            163,977
----------------------------------------------------------------------------------------
Warrants -- 0.0%

Financials -- 0.0%
 Imperial Credit Industries, Inc.                                    2                 0(A)
                                                                                --------
Total Warrants (Identified Cost -- $0)                                                 0
----------------------------------------------------------------------------------------
Repurchase Agreements -- 2.9%

Goldman, Sachs & Company
 1.91%, dated 9/30/02, to be repurchased at $2,452 on
 10/1/02 (Collateral: $2,391 Fannie Mae mortgage-backed
 securities, 7%, due 2/1/30, value $2,511)                    $  2,452             2,452

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued

                                                                Par              Value
----------------------------------------------------------------------------------------
Repurchase Agreements -- Continued

State Street Bank & Trust Company
 1.9%, dated 9/30/02, to be repurchased at $2,452 on
 10/1/02 (Collateral: $2,420 Fannie Mae notes, 3.3%, due
 10/10/03, value $2,506)                                      $  2,452          $  2,452
                                                                                --------
Total Repurchase Agreements (Identified Cost -- $4,904)                            4,904
----------------------------------------------------------------------------------------
Total Investments -- 100.5% (Identified Cost -- $187,336)                        168,881
Other Assets Less Liabilities -- (0.5)%                                             (844)
                                                                                --------

NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to:
 17,547 Primary Class shares outstanding                      $179,295
    572 Institutional Class shares outstanding                   6,240
Accumulated net investment income/(loss)                          (611)
Accumulated net realized gain/(loss) on investments              1,568
Unrealized appreciation/(depreciation) of investments          (18,455)
                                                              --------

NET ASSETS -- 100.0%                                                            $168,037
                                                                                ========

NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                     $9.26
                                                                                ========
 INSTITUTIONAL CLASS                                                               $9.66
                                                                                ========
----------------------------------------------------------------------------------------

(A) Non-income producing.

See notes to financial statements.

Statement of Net Assets

Legg Mason Investors Trust, Inc.
September 30, 2002 (Unaudited)
(Amounts in Thousands)

Financial Services Fund

                                                              Shares/Par          Value
----------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 98.4%

Consumer Staples -- 3.4%
 Food -- 2.8%
 Hershey Foods Corporation                                           9           $   558
 Riviana Foods, Inc.                                                13               306
 Wm. Wrigley Jr. Company                                            10               495
                                                                                 -------
                                                                                   1,359
                                                                                 -------
 Retail (Drug Stores) -- 0.6%
 Walgreen Co.                                                        9               289
                                                                                 -------
Energy -- 1.0%
 Oil and Gas (Exploration and Production) -- 1.0%
 Encana Corp                                                        16               488
                                                                                 -------
Financials -- 85.9%
 Banks -- 65.4%
 Bank of Hawaii Corporation                                         25               697
 Bank of the Northwest                                              53             1,163(A)
 Banknorth Group, Inc.                                              45             1,069
 Cascade Bancorp                                                    81             1,105
 Cascade Financial Corporation                                      25               270(A)
 City National Corporation                                          22             1,029
 CoBiz Incorporated                                                 32               507
 Columbia Bancorp                                                   20               377
 Commerce Bancshares, Inc.                                          27             1,067
 Cullen/Frost Bankers, Inc.                                         33             1,127
 Fidelity Bankshares, Inc.                                          40               712
 Fifth Third Bancorp                                                18             1,102
 First Community Bancorp                                            10               289
 First Financial Bankshares, Inc.                                    8               291
 First State Bancorporation                                         30               739
 Golden West Financial Corporation                                  10               622
 Greater Bay Bancorp                                                40               728
 Harbor Florida Bancshares, Inc.                                    40               818
 Humboldt Bancorp                                                   50               599
 IBERIABANK Corporation                                             20               753
 M&T Bank Corporation                                               13             1,024
 Marshall & Ilsley Corporation                                      12               335
 Mercantile Bankshares Corporation                                  10               382
 Merrill Merchants Bancshares, Inc.                                  6               101

Legg Mason Investors Trust, Inc.

Financial Services Fund -- Continued

                                                              Shares/Par          Value
----------------------------------------------------------------------------------------
Financials -- Continued
 Banks -- Continued
 Mid-State Bancshares                                               30           $   492
 Mississippi Valley Bancshares, Inc.                                 8               398
 National City Corporation                                          10               285
 National Commerce Financial Corporation                            35               877
 North Fork Bancorporation, Inc.                                    40             1,514
 Northrim BanCorp Inc.                                              66               793
 Pacific Capital Bancorp                                            37               996
 Pacific Northwest Bancorp                                          20               545
 Prosperity Bancshares, Inc.                                        20               341
 Southern Financial Bancorp, Inc.                                   17               478
 Southwest Bancorporation of Texas, Inc.                            25               910(A)
 SunTrust Banks, Inc.                                                9               553
 TCF Financial Corporation                                          23               973
 Texas Regional Bancshares, Inc.                                    45             1,507
 UCBH Holdings, Inc.                                                31             1,220
 Washington Mutual, Inc.                                            28               881
 Wells Fargo Company                                                23             1,108
 Western Sierra Bancorp                                             20               475(A)
 Zions Bancorporation                                               15               653
                                                                                 -------
                                                                                  31,905
                                                                                 -------
 Diversified Financials -- 6.7%
 Countrywide Credit Industries, Inc.                                15               707
 Financial Federal Corporation                                      20               637(A)
 New Century Financial Corporation                                  25               585
 SLM Corporation                                                    15             1,360
                                                                                 -------
                                                                                   3,289
                                                                                 -------
 Insurance -- 9.4%
 Jefferson-Pilot Corporation                                        17               692
 John Hancock Financial Services, Inc.                              12               333
 Philadelphia Consolidated Holding Corp.                            20               590(A)
 Protective Life Corporation                                        27               831
 RLI Corp.                                                          20             1,073
 StanCorp Financial Group, Inc.                                     20             1,058
                                                                                 -------
                                                                                   4,577
                                                                                 -------
 Investment Management -- 3.6%
 BlackRock, Inc.                                                    20               829(A)
 Federated Investors, Inc.                                          35               931
                                                                                 -------
                                                                                   1,760
                                                                                 -------

                                                              Shares/Par          Value
----------------------------------------------------------------------------------------
Financials -- Continued
 Savings and Loan Companies -- 0.8%
 Brookline Bancorp, Inc.                                            33           $   385
                                                                                 -------
Health Care -- 1.5%
 Pharmaceuticals -- 1.5%
 Johnson & Johnson                                                   7               382
 Pfizer Inc.                                                        12               337
                                                                                 -------
                                                                                     719
                                                                                 -------
Industrials -- 1.8%
 Manufacturing (Specialized) -- 1.8%
 Diebold, Incorporated                                              27               889
                                                                                 -------
Information Technology -- 4.8%
 Commercial Services and Supplies -- 3.9%
 Concord EFS, Inc.                                                  30               476(A)
 Fiserv, Inc.                                                       29               820(A)
 The BISYS Group, Inc.                                              35               585(A)
                                                                                 -------
                                                                                   1,881
                                                                                 -------
 Software -- 0.9%
 Jack Henry & Associates, Inc.                                      37               460
                                                                                 -------
Total Common Stock and Equity Interests (Identified Cost -- $39,756)              48,001
----------------------------------------------------------------------------------------

Legg Mason Investors Trust, Inc.

Financial Services Fund -- Continued

                                                                 Par              Value
----------------------------------------------------------------------------------------
Repurchase Agreements -- 1.7%

Goldman, Sachs & Company
 1.91%, dated 9/30/02, to be repurchased at $834 on 10/1/02
 (Collateral: $813 Fannie Mae mortgage-backed securities,
 7%, due 2/1/30, value $854)                                   $   834           $   834
                                                                                 -------
Total Repurchase Agreements (Identified Cost -- $834)                                834
----------------------------------------------------------------------------------------
Total Investments -- 100.1% (Identified Cost -- $40,590)                          48,835
Other Assets Less Liabilities -- (0.1)%                                              (49)
                                                                                 -------

NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to:
 3,580 Primary Class shares outstanding                        $34,892
   755 Class A shares outstanding                                7,517
Accumulated net investment income/(loss)                          (184)
Accumulated net realized gain/(loss) on investments             (1,684)
Unrealized appreciation/(depreciation) of investments            8,245
                                                               -------

NET ASSETS -- 100.0%                                                             $48,786
                                                                                 =======

NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                    $11.20
                                                                                 =======
 CLASS A                                                                          $11.53
                                                                                 =======

MAXIMUM OFFERING PRICE PER SHARE:

 CLASS A (NET ASSET VALUE PLUS SALES CHARGE OF 4.75% OF
   OFFERING PRICE)                                                                $12.10
                                                                                 =======
----------------------------------------------------------------------------------------

(A) Non-income producing.

See notes to financial statements.

Statements of Operations

Legg Mason Investors Trust, Inc.
(Amounts in Thousands) (Unaudited)

                                                       Six Months Ended 9/30/02
                                   ----------------------------------------------------------------
                                                                      U.S. Small-
                                   American Leading     Balanced     Capitalization     Financial
                                   Companies Trust       Trust        Value Trust     Services Fund
---------------------------------------------------------------------------------------------------
Investment Income:

Dividends(A)                           $   3,891        $   303         $  1,264         $   378
Interest                                      41            662               77              12
                                       ---------        -------         --------         -------
     Total investment income               3,932            965            1,341             390
                                       ---------        -------         --------         -------

Expenses:

Management fee                             1,880            219              843             272
Distribution and service fees(B)           2,460            158              959             235
Audit and legal fees                          33             19               20              19
Custodian fee                                 83             42               55              24
Directors' fees                                8              4                4               4
Organization expense                          --             --                5              --
Registration fees                             10             11               14              18
Reports to shareholders                       40             18               50              25
Transfer agent and shareholder
 servicing expense(B)                        185             26               43              14
Other expenses                                51              5               21               4
                                       ---------        -------         --------         -------
                                           4,750            502            2,014             615
     Less fees waived                         --            (23)             (62)            (41)
                                       ---------        -------         --------         -------
     Total expenses, net of
       waivers                             4,750            479            1,952             574
                                       ---------        -------         --------         -------
NET INVESTMENT INCOME/(LOSS)                (818)           486             (611)           (184)
                                       ---------        -------         --------         -------

Net Realized and Unrealized
 Gain/(Loss) on Investments:

Realized gain/(loss) on
 investments                             (21,530)          (303)           3,189             110

Change in unrealized
 appreciation/(depreciation) of
 investments                            (115,062)        (9,421)         (49,073)         (5,720)
                                       ---------        -------         --------         -------
NET REALIZED AND UNREALIZED
 GAIN/(LOSS) ON INVESTMENTS             (136,592)        (9,724)         (45,884)         (5,610)
---------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS                       $(137,410)       $(9,238)        $(46,495)        $(5,794)
---------------------------------------------------------------------------------------------------

(A) Net of foreign taxes withheld of $52, $1, $0 and $0, respectively.

(B) See Note 1 to financial statements.

See notes to financial statements.

Statements of Changes in Net Assets

Legg Mason Investors Trust, Inc.
(Amounts in Thousands)

                                           American Leading
                                            Companies Trust                   Balanced Trust
                                    -----------------------------------------------------------------
                                        For the          For the          For the          For the
                                    Six Months Ended    Year Ended    Six Months Ended    Year Ended
                                        9/30/02          3/31/02          9/30/02          3/31/02
-----------------------------------------------------------------------------------------------------
                                      (Unaudited)                       (Unaudited)
Change in Net Assets:
Net investment income/(loss)            $    (818)       $ (2,288)        $    486         $   822

Net realized gain/(loss) on
 investments                              (21,530)        (10,292)            (303)            443

Change in unrealized appreciation/
 (depreciation) of investments           (115,062)         (5,401)          (9,421)           (509)
-----------------------------------------------------------------------------------------------------
Change in net assets resulting
 from operations                         (137,410)        (17,981)          (9,238)            756

Distributions to shareholders:
 From net investment income:
     Primary Class                             --              --             (231)           (353)
     Class A                                  N/A             N/A              N/A             N/A
     Financial Intermediary Class             N/A             N/A             (217)           (437)
     Institutional Class                       --              --               (4)             (6)
 From net realized gain on
   investments:
     Primary Class                             --              --             (228)         (2,116)
     Class A                                  N/A             N/A              N/A             N/A
     Financial Intermediary Class             N/A             N/A             (163)         (1,727)
     Institutional Class                       --              --               (3)            (19)

Change in net assets from Fund
 share transactions:
     Primary Class                        (22,416)        (11,305)             958           2,478
     Class A                                  N/A             N/A              N/A             N/A
     Financial Intermediary Class             N/A             N/A           (1,092)         (2,772)
     Institutional Class                      479            (421)               9              86

Fund share transactions in
 connection with fund acquisition:
     Primary Class                             --         307,797               --              --
     Class A                                  N/A             N/A              N/A             N/A
     Financial Intermediary Class             N/A             N/A               --              --
     Institutional Class                       --          10,470               --              --
-----------------------------------------------------------------------------------------------------
Change in net assets                     (159,347)        288,560          (10,209)         (4,110)

Net Assets:
Beginning of period                       560,710         272,150           63,162          67,272
-----------------------------------------------------------------------------------------------------
End of period                           $ 401,363        $560,710         $ 52,953         $63,162
-----------------------------------------------------------------------------------------------------
Undistributed net investment
 income/(loss)                          $    (818)       $     --         $    279         $   245
-----------------------------------------------------------------------------------------------------

N/A -- Not applicable.

See notes to financial statements.

                                       U.S. Small-Capitalization
                                              Value Trust                 Financial Services Fund
                                    -----------------------------------------------------------------
                                        For the          For the          For the          For the
                                    Six Months Ended    Year Ended    Six Months Ended    Year Ended
                                        9/30/02          3/31/02          9/30/02          3/31/02
-----------------------------------------------------------------------------------------------------
                                      (Unaudited)                       (Unaudited)
Change in Net Assets:
Net investment income/(loss)            $   (611)        $   (905)         $  (184)        $  (312)

Net realized gain/(loss) on
 investments                               3,189            2,181              110             505

Change in unrealized appreciation/
 (depreciation) of investments           (49,073)          32,110           (5,720)          6,893
-----------------------------------------------------------------------------------------------------
Change in net assets resulting
 from operations                         (46,495)          33,386           (5,794)          7,086

Distributions to shareholders:
 From net investment income:
     Primary Class                            --               --               --              --
     Class A                                 N/A              N/A               --              --
     Financial Intermediary Class            N/A              N/A              N/A             N/A
     Institutional Class                      --               --              N/A             N/A
 From net realized gain on
   investments:
     Primary Class                            --               --               --              --
     Class A                                 N/A              N/A               --              --
     Financial Intermediary Class            N/A              N/A              N/A             N/A
     Institutional Class                      --               --              N/A             N/A

Change in net assets from Fund
 share transactions:
     Primary Class                        25,299           80,964             (601)         (7,005)
     Class A                                 N/A              N/A             (252)           (947)
     Financial Intermediary Class            N/A              N/A              N/A             N/A
     Institutional Class                   1,503            4,040              N/A             N/A

Fund share transactions in
 connection with fund acquisition:
     Primary Class                           N/A              N/A              N/A             N/A
     Class A                                 N/A              N/A              N/A             N/A
     Financial Intermediary Class            N/A              N/A              N/A             N/A
     Institutional Class                     N/A              N/A              N/A             N/A
-----------------------------------------------------------------------------------------------------
Change in net assets                     (19,693)         118,390           (6,647)           (866)

Net Assets:
Beginning of period                      187,730           69,340           55,433          56,299
-----------------------------------------------------------------------------------------------------
End of period                           $168,037         $187,730          $48,786         $55,433
-----------------------------------------------------------------------------------------------------
Undistributed net investment
 income/(loss)                          $   (611)        $     --          $  (184)        $    --
-----------------------------------------------------------------------------------------------------

N/A -- Not applicable

See notes to financial statements.

Financial Highlights

Legg Mason Investors Trust, Inc.

  Contained below is per share operating performance data for a Primary Class share and, with respect to Financial Services Fund, for a Class A share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                                         Investment Operations
                                                           -------------------------------------------------
                                               Net Asset      Net            Net Realized           Total
                                                Value,     Investment       and Unrealized           From
                                               Beginning    Income/         Gain/ (Loss) on       Investment
                                               of Period     (Loss)           Investments         Operations
------------------------------------------------------------------------------------------------------------
American Leading Companies Trust
-- Primary Class
  Six Months Ended
    Sept. 30, 2002(A)                           $18.13       $(.03)             $(4.53)             $(4.56)
  Years Ended Mar. 31,
     2002                                        18.28        (.08)               (.07)               (.15)
     2001                                        18.69        (.13)               (.17)               (.30)
     2000                                        20.38        (.12)              (1.21)              (1.33)
     1999                                        17.78        (.06)               3.38                3.32
     1998                                        14.74        (.04)(D)            4.93                4.89

Balanced Trust
-- Primary Class
  Six Months Ended
    Sept. 30, 2002(A)                           $10.97       $ .07(E)           $(1.69)             $(1.62)
  Years Ended Mar. 31,
     2002                                        11.64         .11(E,F)            .02(F)              .13
     2001                                        12.20         .17(E)             (.61)               (.44)
     2000                                        11.98         .20(E)              .33                 .53
     1999                                        12.62         .22(E)             (.56)               (.34)
     1998                                        10.16         .21(E)             2.58                2.79

U.S. Small-Capitalization Value Trust
-- Primary Class
  Six Months Ended
    Sept. 30, 2002(A)                           $11.73       $(.04)(G)          $(2.43)             $(2.47)
  Years Ended Mar. 31,
     2002                                         9.05        (.06)(G)            2.74                2.68
     2001                                         7.45        (.02)(G)            1.62                1.60
     2000                                         7.81        (.05)(G)              --                (.05)
     1999(H)                                     10.00        (.02)(G)           (2.17)              (2.19)
------------------------------------------------------------------------------------------------------------

(A) Unaudited.

(B) Not annualized.

(C) Annualized.

(D) Net of fees waived by LMFM pursuant to a voluntary expense limitation of 1.95% of average daily net assets. If no fees had been waived by LMFM, the annualized ratio of expenses to average daily net assets for the year ended March 31, 1998, would have been 1.99%.

                               Distributions                                                 Ratios/Supplemental Data
    -------------------------------------------------------------------            ------------------------------------------
                                 From        In Excess                     Net                                      Net
       From      In Excess        Net         of Net                      Asset                                  Investment
       Net         of Net      Realized      Realized                     Value,                  Expenses     Income/ (Loss)
    Investment   Investment     Gain on       Gain on         Total       End of   Total         to Average      to Average
      Income       Income     Investments   Investments   Distributions   Period   Return        Net Assets      Net Assets
-----------------------------------------------------------------------------------------------------------------------------
      $  --        $  --        $   --         $  --         $   --       $13.57   (25.15)%(B)       1.91%(C)       (.35)%(C)
         --           --            --            --             --        18.13     (.82)%          1.93%          (.47)%
         --           --          (.04)         (.07)          (.11)       18.28    (1.65)%          1.95%          (.65)%
         --           --          (.36)           --           (.36)       18.69    (6.65)%          1.90%          (.58)%
         --           --          (.72)           --           (.72)       20.38    19.52%           1.93%          (.37)%
         --           --         (1.85)           --          (1.85)       17.78    35.18%           1.95%(D)       (.28)%

      $(.07)       $  --        $ (.07)        $  --         $ (.14)      $ 9.21   (14.90)%(B)       1.85%(C,E)     1.45%(C,E)
       (.11)          --          (.69)           --           (.80)       10.97      .89%           1.85%(E)       1.04%(E,F)
       (.12)          --            --            --           (.12)       11.64    (3.68)%          1.85%(E)       1.38%(E)
       (.27)        (.04)           --            --           (.31)       12.20     4.53%           1.85%(E)       1.67%(E)
       (.19)          --          (.11)           --           (.30)       11.98    (2.69)%          1.85%(E)       1.96%(E)
       (.21)          --          (.12)           --           (.33)       12.62    27.80%           1.85%(E)       2.08%(E)

      $  --        $  --        $   --         $  --         $   --       $ 9.26   (21.06)%(B)       2.00%(C,G)     (.65)%(C,G)
         --           --            --            --             --        11.73    29.61%           2.00%(G)       (.82)%(G)
         --           --            --            --             --         9.05    21.48%           2.00%(G)       (.21)%(G)
         --           --          (.16)         (.15)          (.31)        7.45    (1.06)%          1.99%(G)       (.54)%(G)
         --           --            --            --             --         7.81   (21.90)%(B,F)     2.00%(C,G)     (.44)%(C,G)
------------------------------------------------------------------------------------------------------------------------

      Ratios/Supplemental Data
     --------------------------

                  Net Assets,
     Portfolio       End of
     Turnover        Period
       Rate      (in thousands)
---  --------------------------
        17.2%(C)    $393,757
        22.7%        551,061
        31.0%        272,150
        43.5%        297,706
        47.6%        288,957
        51.4%        200,326
        35.5%(C)    $ 31,380
        55.4%         36,308
        58.4%         35,971
        58.0%         37,026
        50.0%         55,900
        34.5%         47,761
        56.3%(C)    $162,509
        32.1%        182,201
        60.7%         68,629
        66.2%         57,046
        29.5%(C)      58,365
---

(E) Net of fees waived by LMFA pursuant to a voluntary expense limitation of 1.85% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the six months ended September 30, 2002, 1.94%; for the years ended March 31, 2002, 2.02%; 2001, 2.00%; 2000, 1.88%; 1999, 1.90%; and
    1998, 2.14%.

(F) The effect of adoption of the provisions of the AICPA Audit and Accounting Guide (see Note 1) for the year ended March 31, 2002, was an increase in Balanced Trust's net investment income per share of $.01, a decrease in net realized and unrealized gain/(loss) per share of $.01, and an increase in the ratio of net investment income from 0.96% to 1.04%. Per share data for periods prior to April 1, 2001, have not been restated to reflect this change in accounting.

                                                   Investment Operations
                                          ----------------------------------------
                             Net Asset       Net        Net Realized      Total
                               Value,     Investment   and Unrealized      From
                             Beginning     Income/     Gain/(Loss) on   Investment
                             of Period      (Loss)      Investments     Operations
----------------------------------------------------------------------------------
Financial Services Fund
-- Primary Class
  Six Months Ended
    Sept. 30, 2002(A)          $12.51       $(.05)(I)      $(1.26)        $(1.31)
  Years Ended Mar. 31,
     2002                       11.02        (.09)(I)        1.58           1.49
     2001                        9.18        (.05)(I)        1.89           1.84
  Three Months Ended
    Mar. 31, 2000(J)             9.41        (.01)(I)        (.22)          (.23)
  Year Ended Dec. 31,
     1999(K,L)                  10.57        (.07)(I)       (1.09)         (1.16)
  Period Ended Dec. 31,
     1998(M,N)                  10.00        (.01)(I)         .58            .57
-- Class A
  Six Months Ended
    Sept. 30, 2002(A)          $12.84        N.M.(O)       $(1.31)        $(1.31)
  Years Ended Mar. 31,
     2002                       11.22        $.02(O)         1.60           1.62
     2001                        9.28         .03(O)         1.91           1.94
  Three Months Ended
    Mar. 31, 2000(J)             9.49         .01(O)         (.22)          (.21)
  Year Ended Dec. 31,
     1999(K,L)                  10.58          --(O)        (1.09)         (1.09)
  Period Ended Dec. 31,
     1998(M,N)                  10.00          --(O)          .58            .58
----------------------------------------------------------------------------------

(G) Net of fees waived by LMFA pursuant to a voluntary expense limitation of 2.00% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the six months ended September 30, 2002, 2.06%; for the years ended March 31, 2002, 2.24%; 2001, 2.46%; and 2000, 2.35%; and for the
    period June 15, 1998 to March 31, 1999, 2.38%.

(H) For the period June 15, 1998 (commencement of operations) to March 31, 1999.

(I) Net of fees waived by LMFA pursuant to a voluntary expense limitation of 2.25%. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the six months ended September 30, 2002, 2.41%; and for years or periods ended March 31, 2002, 2.44%; 2001, 2.71%; 2000, 2.73%; December 31, 1999, 2.73%; and 1998,
    2.40%.

(J) The year end for Financial Services Fund changed from December 31 to March
    31.

(K) Effective October 5, 1999, LMFA became Financial Services Fund's adviser, replacing Bartlett & Co.

                               Distributions                                                Ratios/Supplemental Data
    -------------------------------------------------------------------            -----------------------------------------
                                 From        In Excess                     Net                                      Net
       From      In Excess        Net         of Net                      Asset                                 Investment
       Net         of Net      Realized      Realized                     Value,                  Expenses     Income/(Loss)
    Investment   Investment     Gain on       Gain on         Total       End of   Total         to Average     to Average
      Income       Income     Investments   Investments   Distributions   Period   Return        Net Assets     Net Assets
----------------------------------------------------------------------------------------------------------------------------
      $  --        $  --         $  --         $  --          $  --       $11.20   (10.47)%(B)      2.25%(C,I)     (.81)%(C,I)
         --           --            --            --             --        12.51    13.52%          2.25%(I)       (.69)%(I)
         --           --            --            --             --        11.02    20.04%          2.25%(I)       (.55)%(I)
         --           --            --            --             --         9.18    (2.44)%(B)      2.25%(C,I)     (.38)%(C,I)
         --           --            --            --             --         9.41   (10.97)%         2.25%(I)       (.73)%(I)
         --           --            --            --             --        10.57     5.70%(B)       2.25%(C,I)     (.11)%(C,I)
      $  --        $  --         $  --         $  --          $  --       $11.53   (10.20)%(B,P)      1.50%(C,O)   (.06)%(C,O)
         --           --            --            --             --        12.84    14.44%(P)         1.50%(O)      .07%(O)
         --           --            --            --             --        11.22    20.91%(P)         1.50%(O)      .21%(O)
         --           --            --            --             --         9.28    (2.21)%(B,P)      1.50%(C,O)    .36%(C,O)
         --           --            --            --             --         9.49   (10.30)%(P)        1.50%(O)       .01%(O)
         --           --            --            --             --        10.58     5.80%(B,P)       1.50%(C,O)     .22%(C,O)
-----------------------------------------------------------------------------------------------------------------------------

      Ratios/Supplemental Data
     --------------------------

                  Net Assets,
     Portfolio       End of
     Turnover        Period
       Rate      (in thousands)
---  --------------------------
       25.9%(C)     $40,076
       28.9%         45,473
       37.2%         46,705
       60.9%(C)      31,397
       27.1%         28,366
         --%         14,598
       25.9%(C)     $ 8,710
       28.9%          9,960
       37.2%          9,594
       60.9%(C)       8,856
       27.1%          9,399
         --%          7,451
---

(L) Includes financial information for Legg Mason Financial Services Fund and its predecessor, Bartlett Financial Services Fund.

(M) For the period November 16, 1998 (commencement of operations) to December 31, 1998.

(N) The financial information for the period ended December 31, 1998, is for the Bartlett Financial Services Fund, Legg Mason Financial Services Fund's predecessor.

(O) Net of fees waived by LMFA pursuant to a voluntary expense limitation of 1.50%. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the six months ended September 30, 2002, 1.61%; and for years or periods ended March 31, 2002, 1.64%; 2001, 1.91%; 2000, 2.08%; December 31, 1999, 2.05%; and 1998,
    1.65%.

(P) Excluding sales charge applicable to Class A shares.

N.M. -- Not meaningful.

Notes to Financial Statements
Legg Mason Investors Trust, Inc.

(Amounts in Thousands) (Unaudited)

--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies:

  The Legg Mason Investors Trust, Inc. ("Corporation"), consisting of American Leading Companies Trust ("American Leading Companies"), Balanced Trust ("Balanced Trust"), U.S. Small-Capitalization Value Trust ("U.S. Small-Cap") and Financial Services Fund ("Financial Services") (each a "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

  Each Fund offers Primary Class and Institutional Class shares. The Institutional Class of Financial Services is not currently active. American Leading Companies and Balanced Trust offer an additional class of shares:
Financial Intermediary Class. The Financial Intermediary Class of American Leading Companies is not currently active. Financial Services also offers an additional class of shares: Class A. Information about the Institutional and Financial Intermediary Classes, offered only to certain institutional investors, is contained in a separate report to the shareholders of those classes. The income and expenses of the Funds are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class, Class A and Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

  For the six months ended September 30, 2002, Rule 12b-1 distribution fees were as follows:

                                         Financial
                    Primary             Intermediary
                     Class    Class A      Class
----------------------------------------------------
Balanced Trust       $128      $ --         $30
Financial Services    223        12          --

  For the six months ended September 30, 2002, transfer agent and shareholder servicing expenses were as follows:

                                                            Financial
                                       Primary             Intermediary   Institutional
                                        Class    Class A      Class           Class
---------------------------------------------------------------------------------------
American Leading Companies              $184      $ --         $ --           $  1
Balanced Trust                            17        --            9           N.M.
U.S. Small-Cap                            42        --           --              1
Financial Services                        13         1           --             --

---------------

N.M. -- Not meaningful.

  Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant

--------------------------------------------------------------------------------

accounting policies followed by the Funds in the preparation of their financial statements:

Security Valuation

  Equity securities and options listed on national securities exchanges are valued at the last sale price as of the close of business on the day the securities are being valued. Listed securities not traded on a particular day and securities traded in the over-the-counter market are valued at the mean between the closing bid and ask prices quoted by brokers or dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on an exchange are valued according to the broadest and most representative market. In the absence of readily available market quotations, securities are valued at fair value under procedures established by and under the general supervision of the Board of Directors.

  Fixed income securities generally are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. Fixed income securities having a maturity of less than 60 days are valued at amortized cost.

Security Transactions

  Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At September 30, 2002, receivables for securities sold and payables for securities purchased for each Fund were as follows:

                                 Receivable for            Payable for
                                 Securities Sold       Securities Purchased
---------------------------------------------------------------------------
American Leading Companies           $   900                 $    --
Balanced Trust                            --                      --
U.S. Small-Cap                         2,183                   2,648
Financial Services                        --                      --

  For the six months ended September 30, 2002, investment transactions (excluding short-term investments) were as follows:

                                   Purchases         Proceeds From Sales
------------------------------------------------------------------------
American Leading Companies          $42,822                $65,753
Balanced Trust                       10,220                 11,191
U.S. Small-Cap                       88,422                 52,927
Financial Services                    6,874                  8,098

--------------------------------------------------------------------------------

Foreign Currency Translation

  Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Deferred Organizational Expenses

  Deferred organizational expenses are amortized on a straight line basis over 5 years commencing on the date their respective operations began.

Repurchase Agreements

  The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the fund seeks to assert its rights. The Funds' investment advisers review the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Investment Income and Distributions to Shareholders

  Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized and included in interest income for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and will be paid annually for American Leading Companies, U.S. Small-Cap and Financial Services, and quarterly for Balanced Trust. Net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized. An additional distribution may be made in December, if necessary.

--------------------------------------------------------------------------------

2. Federal Income Taxes:

  No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income and capital gains to its shareholders. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

  The Funds intend to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. As of September 30, 2002, capital loss carryforwards were as follows:

             American
 Expiring     Leading      U.S.      Financial
    In       Companies   Small-Cap   Services
----------------------------------------------
   2008       $   --      $   --      $1,716
   2009        1,843       1,613          --
   2010        1,330          --          --

  The American Leading Companies' capital loss carryforward of $3,173 shown above includes $1,406 of capital losses acquired from Total Return Trust as a result of the merger (see Note 4).

3. Transactions With Affiliates:

  American Leading Companies has an investment advisory and management agreement with Legg Mason Funds Management, Inc. ("LMFM"). Pursuant to the agreement, LMFM provides American Leading Companies with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of the Fund's average daily net assets. Prior to August 1, 2000, Legg Mason Fund Adviser, Inc. ("LMFA") served as investment manager to American Leading Companies, under compensation arrangements substantially similar to those with the current adviser.

  Balanced Trust, U.S. Small-Cap and Financial Services have management agreements with LMFA. Pursuant to their respective agreements, LMFA provides these Funds with management and administrative services for which these Funds pay a fee, computed daily and payable monthly, at an annual rate of each Fund's average daily net assets.

  LMFM and LMFA have voluntarily agreed to waive their fees in any month to the extent a Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month certain annual rates of that Fund's

--------------------------------------------------------------------------------

average daily net assets. The following chart summarizes the management fees and expense limitations for each of the Funds:

                                                                          Six Months Ended         At
                                                                            September 30,     September 30,
                                                                                2002              2002
                                                                          ----------------    -------------
                                                             Expense         Management        Management
                               Management    Expense       Limitation           Fees              Fees
             Fund                 Fee       Limitation   Expiration Date       Waived            Payable
-----------------------------------------------------------------------------------------------------------
American Leading Companies
 Primary Class                   0.75%        1.95%       Indefinitely          $ --              $266
 Institutional Class             0.75%        0.95%       Indefinitely            --                 5
Balanced Trust
 Primary Class                   0.75%        1.85%      August 1, 2003            9                18
 Financial Intermediary Class    0.75%        1.35%      August 1, 2003            6                12
 Institutional Class             0.75%        1.10%      August 1, 2003         N.M.              N.M.
U.S. Small-Cap
 Primary Class                   0.85%        2.00%      August 1, 2003           33               108
 Institutional Class             0.85%        1.00%      August 1, 2003            1                 4
Financial Services
 Primary Class                   1.00%        2.25%      August 1, 2003           25                30
 Class A                         1.00%        1.50%      August 1, 2003            5                 6

---------------

N.M. -- Not meaningful.

  Bartlett & Co. ("Bartlett") serves as investment adviser to Balanced Trust. Bartlett is responsible for the actual investment activity of the Fund. LMFA pays Bartlett a fee for its services, computed daily and payable monthly, at an annual rate equal to 66 2/3% of the fee received by LMFA.

  Brandywine Asset Management, Inc. ("Brandywine") serves as investment adviser to U.S. Small-Cap. Brandywine is responsible for the actual investment activity of the Fund. LMFA pays Brandywine a fee for its services, computed daily and payable monthly, at an annual rate equal to 58.8% of the fee received by LMFA.

  Gray, Seifert & Co., Inc. ("Gray Seifert") serves as investment adviser to Financial Services. Gray Seifert is responsible for the actual investment activity of the Fund. LMFA pays Gray Seifert a fee for its services, computed daily and payable monthly, at an annual rate of 60% of the fee received by LMFA.

  Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Funds. Legg Mason receives an annual distribution fee and an annual service fee based on each Fund's Primary Class's (and with respect to Financial Services, Class A's and with respect to

--------------------------------------------------------------------------------

Balanced Trust, Financial Intermediary's) average daily net assets, computed daily and payable monthly as follows:

                                                        Six Months Ended            At
                                                       September 30, 2002   September 30, 2002
                                                       ------------------   ------------------
                                                        Distribution and     Distribution and
                              Distribution   Service      Service Fees           Service
            Fund                  Fee          Fee     Voluntarily Waived      Fees Payable
----------------------------------------------------------------------------------------------
American Leading Companies        0.75%       0.25%           $ --                 $354
Balanced Trust
  Primary Class                   0.50%       0.25%              7                   19
  Financial Intermediary
    Class                           N/A       0.25%              1                    4
U.S. Small-Cap                    0.75%       0.25%             28                  135
Financial Services
  Primary Class                   0.75%       0.25%             11                   33
  Class A                           N/A       0.25%             --                    2

  No brokerage commissions were paid by the Funds to Legg Mason or its affiliates during the six months ended September 30, 2002.

  LMFA serves as administrator to American Leading Companies under an administrative services agreement with LMFM. For LMFA's services to American Leading Companies, LMFM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, of 0.05% of the average daily net assets of the Fund. For the six months ended September 30, 2002, LMFA received $125.

  LM Funds Services, Inc., a registered transfer agent, has an agreement with the Funds' transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid LM Funds Services, Inc. the following amounts for the six months ended September 30, 2002: American Leading Companies, $61; Balanced Trust, $8; U.S. Small-Cap, $27; and Financial Services, $5.

  LMFM, LMFA, Bartlett, Brandywine, Gray Seifert, Legg Mason, and LM Funds Services, Inc. are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

4. Acquisition of Legg Mason Total Return Trust, Inc.:

  On June 14, 2001, American Leading Companies acquired all of the assets of Legg Mason Total Return Trust, Inc. ("Total Return Trust") pursuant to the Agreement and Plan of Reorganization dated April 6, 2001, which was approved on May 17, 2001, by Total Return Trust shareholders who voted 9,418 shares for and 135 shares against, with 244 shares abstaining from the proposal. The acquisition was accomplished by a tax-free exchange of 16,130 Primary Class shares (having a value of $307,797) and 549 Institutional Class shares (having a value of $10,470) for 16,422 Primary Class and 556 Institutional Class shares, respectively, of Total Return Trust outstanding at the merger date. Total Return Trust's net assets at that date, which

--------------------------------------------------------------------------------

included $1,952 of accumulated net realized loss and $66,850 of net unrealized gain, were combined with those of American Leading Companies, resulting in aggregate net assets of $601,778.

5. Line of Credit:

  The Funds, along with certain other Legg Mason Funds, participate in a $300 million line of credit ("Credit Agreement") to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at prevailing short-term interest rates. For the six months ended September 30, 2002, the Funds made no borrowings under the Credit Agreement.

6. Fund Share Transactions:

  At September 30, 2002, there were 250,000, 375,000, 50,000, and 125,000 shares authorized at $.001 par value for the Primary Classes of American Leading Companies, Balanced Trust, U.S. Small-Cap and Financial Services, respectively. At September 30, 2002, there were 125,000 shares authorized at $.001 par value for Class A of Financial Services and 125,000 shares authorized at $.001 par value for the Financial Intermediary Class of Balanced Trust. At September 30, 2002, there were 250,000, 125,000, 50,000 and 125,000 shares authorized at $.001 par value for the

--------------------------------------------------------------------------------

Institutional Classes of American Leading Companies, Balanced Trust, U.S. Small-Cap and Financial Services, respectively. Share transactions are detailed below:

                                                             Reinvestment
                                            Sold           of Distributions
                                     -------------------   -----------------
                                      Shares     Amount    Shares    Amount
----------------------------------------------------------------------------
American Leading Companies Trust
--  Primary Class
    Six Months Ended Sept. 30, 2002    1,528    $ 24,713      --     $   --
    Year Ended March 31, 2002         19,872(A)  375,758(B)   --         --
--  Institutional Class
    Six Months Ended Sept. 30, 2002       86    $  1,473      --     $   --
    Period Ended March 31, 2002(C)       647(D)   12,246(E)   --         --

Balanced Trust
--  Primary Class
    Six Months Ended Sept. 30, 2002      440    $  4,415      44     $  444
    Year Ended March 31, 2002            574       6,390     212      2,417
--  Financial Intermediary Class
    Six Months Ended Sept. 30, 2002        9    $     88      36     $  364
    Year Ended March 31, 2002            252       2,888     184      2,091
--  Institutional Class
    Six Months Ended Sept. 30, 2002        5    $     50       1     $    6
    Year Ended March 31, 2002              6          61       2         25

U.S. Small-Cap
--  Primary Class
    Six Months Ended Sept. 30, 2002    4,918    $ 56,449      --     $   --
    Year Ended March 31, 2002          9,862      99,632      --         --
--  Institutional Class
    Six Months Ended Sept. 30, 2002      349    $  4,169      --     $   --
    Year Ended March 31, 2002            566       5,961      --         --

Financial Services Fund
--  Primary Class
    Six Months Ended Sept. 30, 2002      354    $  4,345      --     $   --
    Year Ended March 31, 2002            425       4,887      --         --

--  Class A
    Six Months Ended Sept. 30, 2002       20    $    261      --     $   --
    Year Ended March 31, 2002            155       1,799      --         --
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                         Repurchased          Net Change
                                     -------------------   -----------------
                                      Shares     Amount    Shares    Amount
----------------------------------------------------------------------------
American Leading Companies Trust
--  Primary Class
    Six Months Ended Sept. 30, 2002   (2,920)   $(47,129)  (1,392)  $(22,416)

    Year Ended March 31, 2002         (4,358)    (79,266)  15,514    296,492

--  Institutional Class
    Six Months Ended Sept. 30, 2002      (61)   $   (994)      25   $    479
    Period Ended March 31, 2002(C)      (119)     (2,197)     528     10,049

Balanced Trust
--  Primary Class
    Six Months Ended Sept. 30, 2002     (387)   $ (3,901)      97   $    958
    Year Ended March 31, 2002           (568)     (6,329)     218      2,478
--  Financial Intermediary Class
    Six Months Ended Sept. 30, 2002     (152)   $ (1,544)    (107)  $ (1,092)
    Year Ended March 31, 2002           (684)     (7,751)    (248)    (2,772)
--  Institutional Class
    Six Months Ended Sept. 30, 2002       (6)   $    (46)      --   $      9
    Year Ended March 31, 2002             --          --        8         86

U.S. Small-Cap
--  Primary Class
    Six Months Ended Sept. 30, 2002   (2,905)   $(31,150)   2,013   $ 25,299
    Year Ended March 31, 2002         (1,915)    (18,668)   7,947     80,964

--  Institutional Class
    Six Months Ended Sept. 30, 2002     (231)   $ (2,666)     118   $  1,503
    Year Ended March 31, 2002           (188)     (1,921)     378      4,040

Financial Services Fund
--  Primary Class
    Six Months Ended Sept. 30, 2002     (408)   $ (4,946)     (54)  $   (601)
    Year Ended March 31, 2002         (1,030)    (11,892)    (605)    (7,005)

--  Class A
    Six Months Ended Sept. 30, 2002      (41)   $   (513)     (21)  $   (252)
    Year Ended March 31, 2002           (234)     (2,746)     (79)      (947)
----------------------------------------------------------------------------

(A) Includes 16,130 shares issued in connection with fund acquisition (see Note
    4).

(B) Includes $307,797 from fund acquisition (see Note 4).

(C) For the period from June 14, 2001 (commencement of operations) to March 31, 2002.

(D) Includes 549 shares issued in connection with fund acquisition (see Note 4).

(E) Includes $10,470 from fund acquisition (see Note 4).

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

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

EQUITY FUNDS:                               SPECIALTY FUNDS:
Value Trust                                 Balanced Trust
Special Investment Trust                    Financial Services Fund
American Leading Companies Trust            Opportunity Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

GLOBAL FUNDS:                               TAXABLE BOND FUNDS:
Global Income Trust                         U.S. Government Intermediate-Term Portfolio
Europe Fund                                 Investment Grade Income Portfolio
International Equity Trust                  High Yield Portfolio
Emerging Markets Trust

TAX-FREE BOND FUNDS:                        MONEY MARKET FUNDS:
Tax-Free Intermediate-Term Income Trust     U.S. Government Money Market Portfolio
Maryland Tax-Free Income Trust              Cash Reserve Trust
Pennsylvania Tax-Free Income Trust          Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.




                                                         [LEGG MASON FUNDS LOGO]

                   Investment Managers
                      For American Leading Companies Trust:
                         Legg Mason Funds Management, Inc.
                         Baltimore, MD

                      For Balanced Trust, U.S. Small-Cap Value Trust,
                       and Financial Services Fund:
                         Legg Mason Fund Adviser, Inc.
                         Baltimore, MD

                   Investment Advisers
                      For American Leading Companies Trust:
                         Legg Mason Funds Management, Inc.
                         Baltimore, MD

                      For Balanced Trust:
                         Bartlett & Co.
                         Cincinnati, OH

                      For U.S. Small-Cap Value Trust:
                         Brandywine Asset Management, Inc.
                         Wilmington, DE

                      For Financial Services Fund:
                         Gray, Seifert & Co., Inc.
                         New York, NY

                   Board of Directors and Officers
                      John F. Curley, Jr., Chairman
                      Mark R. Fetting, President
                      Richard G. Gilmore
                      Arnold L. Lehman
                      Dr. Jill E. McGovern
                      G. Peter O'Brien

                   Transfer and Shareholder Servicing Agent
                      Boston Financial Data Services
                      Boston, MA

                   Custodian
                      State Street Bank & Trust Company
                      Boston, MA

                   Counsel
                      Kirkpatrick & Lockhart LLP
                      Washington, DC

                   Independent Auditors
                      Ernst & Young LLP
                      Philadelphia, PA

    This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED

                        MEMBER NYSE, INC. - MEMBER SIPC

                    ---------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

LMF-013  11/02